                                                                    EXHIBIT 10.4



                          SALE AND SERVICING AGREEMENT


                                     between


                       ONYX ACCEPTANCE OWNER TRUST 1999-D
                                   as Issuer,


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                   as Seller,


                           ONYX ACCEPTANCE CORPORATION
                                   as Servicer

                                       and

                            THE CHASE MANHATTAN BANK
                     as Indenture Trustee and as Trust Agent


                           Dated as of October 1, 1999

                                TABLE OF CONTENTS

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
ARTICLE I - DEFINITIONS...........................................................................................1
         SECTION 1.01.     DEFINITIONS............................................................................1
         SECTION 1.02.     USAGE OF TERMS........................................................................22
         SECTION 1.03.     SECTION REFERENCES....................................................................22
         SECTION 1.04.     CALCULATIONS..........................................................................22
         SECTION 1.05.     ACCOUNTING TERMS......................................................................22

ARTICLE II - CONVEYANCE OF CONTRACTS; REPRESENTATIONS AND
                           WARRANTIES OF THE SELLER..............................................................22
         SECTION 2.01.     CONVEYANCE OF CONTRACTS...............................................................22
         SECTION 2.02.     REPRESENTATIONS AND WARRANTIES OF THE SELLER..........................................28
         SECTION 2.03.     REPURCHASE OF CERTAIN CONTRACTS.......................................................39
         SECTION 2.04.     CUSTODY OF CONTRACT FILES.............................................................40
         SECTION 2.05.     DUTIES OF SERVICER RELATING TO THE CONTRACTS..........................................41
         SECTION 2.06.     INSTRUCTIONS; AUTHORITY TO ACT........................................................43
         SECTION 2.07.     INDEMNIFICATION.......................................................................43
         SECTION 2.08.     EFFECTIVE PERIOD AND TERMINATION......................................................43
         SECTION 2.09.     NONPETITION COVENANT..................................................................44
         SECTION 2.10.     COLLECTING TITLE DOCUMENTS NOT DELIVERED AT
                           THE CLOSING DATE......................................................................44

ARTICLE III - ADMINISTRATION AND SERVICING OF CONTRACTS..........................................................45
         SECTION 3.01.     DUTIES OF SERVICER....................................................................45
         SECTION 3.02.     COLLECTION OF CONTRACT PAYMENTS.......................................................47
         SECTION 3.03.     REALIZATION UPON CONTRACTS............................................................47
         SECTION 3.04.     INSURANCE.............................................................................48
         SECTION 3.05.     MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES................................48
         SECTION 3.06.     COVENANTS, REPRESENTATIONS AND WARRANTIES OF SERVICER.................................49
         SECTION 3.07.     PURCHASE OF CONTRACTS UPON BREACH BY SERVICER.........................................51
         SECTION 3.08.     SERVICING COMPENSATION................................................................51
         SECTION 3.09.     REPORTING BY THE SERVICER.............................................................52
         SECTION 3.10.     ANNUAL STATEMENT AS TO COMPLIANCE.....................................................55
         SECTION 3.11.     ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT'S REPORT...............................55
         SECTION 3.12.     ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
                           REGARDING CONTRACTS...................................................................56
         SECTION 3.13.     FIDELITY BOND.........................................................................56
         SECTION 3.14.     INDEMNIFICATION; THIRD PARTY CLAIMS...................................................56
         SECTION 3.15.     REPORTS TO SECURITYHOLDERS AND THE RATING AGENCIES....................................56
         SECTION 3.16.     ACCESS TO LIST OF NOTEHOLDERS' NAMES AND ADDRESSES....................................57

ARTICLE IV - DISTRIBUTIONS; SPREAD ACCOUNT; STATEMENTS TO
                           SECURITYHOLDERS.......................................................................57
         SECTION 4.01.     ESTABLISHMENT OF TRUST ACCOUNTS.......................................................57
         SECTION 4.02.     COLLECTIONS; TRANSFERS TO PAYAHEAD ACCOUNT; REALIZATION
                           UPON POLICY; NET DEPOSITS; TRANSFERS TO PAYMENT ACCOUNT...............................60



                           TABLE OF CONTENTS (CONT'D.)

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
         SECTION 4.03.     DISTRIBUTIONS.........................................................................61
         SECTION 4.04.     SPREAD ACCOUNT........................................................................63
         SECTION 4.05.     STATEMENTS TO SECURITYHOLDERS.........................................................65
         SECTION 4.06.     CAPITALIZED INTEREST ACCOUNT..........................................................67
         SECTION 4.07.     PREFUNDING ACCOUNT....................................................................68
         SECTION 4.08.     REQUIREMENTS RELATING TO PREFUNDING ACCOUNT...........................................69

ARTICLE V - THE SELLER...........................................................................................69
         SECTION 5.01.     LIABILITY OF SELLER; INDEMNITIES......................................................69
         SECTION 5.02.     MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
                           OBLIGATIONS OF, SELLER; CERTAIN LIMITATIONS...........................................69
         SECTION 5.03.     LIMITATION ON LIABILITY OF SELLER AND OTHERS..........................................70
         SECTION 5.04.     SELLER NOT TO RESIGN..................................................................70
         SECTION 5.05.     SELLER MAY OWN SECURITIES.............................................................70

ARTICLE VI - THE SERVICER........................................................................................70
         SECTION 6.01.     LIABILITY OF SERVICER; INDEMNITIES....................................................70
         SECTION 6.02.     CORPORATE EXISTENCE; STATUS AS SERVICER; MERGER.......................................72
         SECTION 6.03.     PERFORMANCE OF OBLIGATIONS............................................................72
         SECTION 6.04.     SERVICER NOT TO RESIGN; ASSIGNMENT....................................................72
         SECTION 6.05.     LIMITATION ON LIABILITY OF SERVICER AND OTHERS........................................73

ARTICLE VII - DEFAULT............................................................................................74
         SECTION 7.01.     EVENTS OF DEFAULT.....................................................................74
         SECTION 7.02.     TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR..............................................76
         SECTION 7.03.     NOTIFICATION TO NOTEHOLDERS AND CERTIFICATEHOLDERS....................................77
         SECTION 7.04.     WAIVER OF PAST DEFAULTS...............................................................77
         SECTION 7.05.     INSURER DIRECTION OF INSOLVENCY PROCEEDINGS...........................................77

ARTICLE VIII - TERMINATION.......................................................................................78
         SECTION 8.01.     OPTIONAL PURCHASE OF ALL CONTRACTS; SATISFACTION AND
                           DISCHARGE OF THE INDENTURE............................................................78
         SECTION 8.02.     TRANSFER TO THE INSURER...............................................................78

ARTICLE IX - MISCELLANEOUS.......................................................................................79
         SECTION 9.01.     AMENDMENT.............................................................................79
         SECTION 9.02.     PROTECTION OF TITLE TO TRUST..........................................................80
         SECTION 9.03.     GOVERNING LAW.........................................................................82
         SECTION 9.04.     NOTICES...............................................................................82
         SECTION 9.05.     SEVERABILITY OF PROVISIONS............................................................83
         SECTION 9.06.     ASSIGNMENT............................................................................83
         SECTION 9.07.     THIRD PARTY BENEFICIARIES.............................................................83
         SECTION 9.08.     CERTAIN MATTERS RELATING TO THE INSURER...............................................84
         SECTION 9.09.     HEADINGS..............................................................................84
         SECTION 9.10.     ASSIGNMENT BY ISSUER..................................................................84



                                    ii
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                           TABLE OF CONTENTS (CONT'D.)

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
         SECTION 9.11.     LIMITATION OF LIABILITY OF OWNER TRUSTEE..............................................84


                                    EXHIBITS

Schedule I-A   -  Schedule of Initial Contracts
Schedule I-B   -  Schedule of Subsequent Contracts
Schedule II    -  Location and Account Numbers of Trust Accounts
Exhibit A      -  Form of Appointment of Custodian
Exhibit B      -  Form of Policy
Exhibit C-1    -  Form of Transfer Certificate
Exhibit C-2    -  Form of Prefunding Closing Date Certificate

         This SALE AND SERVICING AGREEMENT, dated as of October 1, 1999 (this "AGREEMENT"), is between Onyx Acceptance Owner Trust 1999-D (the "ISSUER" or the "TRUST"), Onyx Acceptance Financial Corporation (the "SELLER"), Onyx Acceptance Corporation ("ONYX" or, in its capacity as servicer, the "SERVICER" or, in its capacity as custodian, the "CUSTODIAN") and The Chase Manhattan Bank, as the Indenture Trustee on behalf of the Noteholders (in such capacity, the "INDENTURE TRUSTEE"), and as the Trust Agent on behalf of the Owner Trustee (in such capacity, the "TRUST AGENT").

         In consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "ACCELERATED PRINCIPAL COMMENCEMENT DATE" means the first Distribution Date on which (i) the Pool Balance as of such Distribution Date is equal to or less than 15% of the Original Pool Balance and (ii) the amount of cash on deposit in the Spread Account together with the other components of the Spread Account is equal to or greater than the Spread Account Maximum (after giving effect to the distribution pursuant to Section 4.03(a)(xi) of this Agreement on such Distribution Date).

         "ACCELERATED PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date occurring on or after the Accelerated Principal Commencement Date, the amount which would remain on deposit in the Payment Account for such Distribution Date after giving effect to distributions pursuant to Section 4.03(a)(i) through (xi) of this Agreement without regard to the inclusion of such amount as part of the Note Principal Distributable Amount. The Accelerated Principal Distributable Amount shall be included in the Note Principal Distributable Amount until all of the Notes have been paid in full, and shall not be included in the Certificate Principal Distributable Amount at any time.

         "ACTUARIAL CONTRACT" means a Contract pursuant to which the allocation of each payment between interest and principal is calculated using the Actuarial Method.

         "ACTUARIAL METHOD" means the method of allocating principal and interest payments on a Contract whereby amortization of the Contract is determined over a series of fixed level payment monthly installments, and each monthly installment, including the monthly installment representing the final payment on the Contract, consists of an amount of interest equal to 1/12 of the APR of the Contract multiplied by the unpaid principal balance of the Contract, and an amount of principal equal to the remainder of the monthly payment.

         "AFFILIATE" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

         "AMOUNT FINANCED" means, with respect to a Contract, the aggregate amount advanced under such Contract toward the purchase price of the related Financed Vehicle and related costs, including amounts advanced in respect of accessories, insurance premiums, extended service or warranty contracts and other items customarily financed as part of retail automobile installment sales contracts.

         "APPOINTMENT OF CUSTODIAN" means the letter agreement between the Indenture Trustee, the Insurer and the Servicer substantially in the form attached hereto as Exhibit A.

         "APR" of a Contract means the annual percentage rate used to determine the total interest expected to be charged over the term of a Contract as of its inception, as shown on such Contract.

         "BASIC DOCUMENTS" shall have the meaning specified in the Indenture.

         "BLANKET INSURANCE POLICY" means the Creditors Comprehensive Single Interest Insurance Policy covering losses with respect to the Contracts, which policy has been issued by Interstate Indemnity Company and the Seller's rights in which, with respect to the Contracts, have been validly assigned to the Indenture Trustee acting on behalf of the Trust.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or other day on which commercial banking institutions or savings associations located in Los Angeles, California or New York, New York are authorized or obligated by law, regulation, executive order or governmental decree to be closed.

         "CALCULATION DAY" means the last day of each calendar month.

         "CAPITALIZED INTEREST ACCOUNT" means the account designated as such and established pursuant to Section 4.01 and maintained pursuant to Section 4.06.

         "CAPITALIZED INTEREST AMOUNT" means, with respect to each Distribution Date following a Collection Period during which amounts are on deposit in the Prefunding Account, an amount equal to the greater of:

                  (a) the sum of the portions of the Note Interest Distributable Amount and the Certificate Interest Distributable Amount for such Distribution Date, plus the sum of the fees payable to the Owner Trustee, the Indenture Trustee and the Trust Agent and the premium payable to the Insurer for such Distribution Date, in each case, allocable to the balance in the Prefunding Account at the beginning of the related Collection Period, on a pro rata basis, minus the earnings received by the Indenture Trustee on behalf of the Trust during the related Collection Period from investment of the funds on deposit in the Prefunding Account; and

                  (b) the amount, if any, by which (i) the sum of the Servicing Fees, the Note Interest Distributable Amount, the Certificate Interest Distributable Amount, the fees payable to the

         Owner Trustee, the Indenture Trustee and the Trust Agent and the premium payable to the Insurer for such Distribution Date exceeds (ii) Net Collections plus the earnings received by the Indenture Trustee on behalf of the Trust during the related Collection Period from investment of the funds on deposit in the Prefunding Account.

         "CERTIFICATE" shall have the meaning specified in the Trust Agreement.

         "CERTIFICATE BALANCE" will equal the Original Certificate Balance on the Closing Date and on any date thereafter will equal the Original Certificate Balance reduced by all distributions of principal previously made in respect of the Certificates.

         "CERTIFICATE DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Certificate Principal Distributable Amount and the Certificate Interest Distributable Amount for such Distribution Date.

         "CERTIFICATE DISTRIBUTION ACCOUNT" shall have the meaning specified in the Trust Agreement.

         "CERTIFICATE FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date occurring in June 2006.

         "CERTIFICATEHOLDER" means any Holder of a Certificate.

         "CERTIFICATE INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of the Certificate Interest Distributable Amount for the immediately preceding Distribution Date over the amount in respect of interest on the Certificates that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Certificate Rate for the Interest Accrual Period with respect to the Distribution Date for which such Certificate Interest Carryover Shortfall is being calculated; provided, however, that the Certificate Interest Carryover Shortfall for the first Distribution Date shall be zero.

         "CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of (i) an amount equal to the interest accrued during the related Interest Accrual Period at the Certificate Rate on the Certificate Balance on the immediately preceding Distribution Date, after giving effect to all distributions of principal on or prior to such Distribution Date (or, in the case of the first Distribution Date, the Original Certificate Balance) and (ii) the Certificate Interest Carryover Shortfall for such Distribution Date.

         "CERTIFICATE PERCENTAGE" means (i) for each Distribution Date prior to the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, 0%; (ii) on the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, (a) 0% until the principal amount of the Class A-4 Notes has been reduced to zero and (b) with respect to any remaining portion of the Regular Principal Distributable Amount, 100%; and (iii) for each Distribution Date after the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, 100%.

         "CERTIFICATE POOL FACTOR" means, as of any Distribution Date, a six-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on such Distribution Date) divided by the Original Certificate Balance.

         "CERTIFICATE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close business on any Distribution Date, the excess of the Certificate Principal Distributable Amount for such Distribution Date over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such Distribution Date.

         "CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of (i) the Certificate Percentage of the Regular Principal Distributable Amount for such Distribution Date and (ii) any outstanding Certificate Principal Carryover Shortfall for the immediately preceding Distribution Date; provided, however, that the Certificate Principal Distributable Amount shall not exceed the Certificate Balance. Notwithstanding the foregoing, the Certificate Principal Distributable Amount on the Certificate Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Certificates to zero.

         "CERTIFICATE RATE" means 7.31% per annum.

         "CERTIFICATE REGISTER" shall have the meaning specified in the Trust Agreement.

         "CERTIFICATEHOLDERS" shall have the meaning specified in the Trust Agreement.

         "CLASS" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

         "CLASS A-1 FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date occurring in November 2000.

         "CLASS A-1 NOTE" means any Class A-1 Note in the form attached to the Indenture as Exhibit B.

         "CLASS A-1 RATE" means 6.18% per annum.

         "CLASS A-2 FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date occurring in September 2002.

         "CLASS A-2 NOTE" means any Class A-2 Note in the form attached to the Indenture as Exhibit C.

         "CLASS A-2 RATE" means 6.59% per annum.

         "CLASS A-3 FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date occurring in November 2003.

         "CLASS A-3 NOTE" means any Class A-3 Note in the form attached to the Indenture as Exhibit D.

         "CLASS A-3 RATE" means 6.82% per annum.

         "CLASS A-4 FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date occurring in November 2004.

         "CLASS A-4 NOTE" means any Class A-4 Note in the form attached to the Indenture as Exhibit E.

         "CLASS A-4 RATE" means 7.00% per annum.

         "CLEARING ACCOUNT" means Account No. 4159359173 in the name of the Seller maintained at Wells Fargo Bank, N.A.

         "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "CLOSING DATE" means October 28, 1999.

         "COLLECTION ACCOUNT" means the account established and maintained as such pursuant to Section 4.01.

         "COLLECTION PERIOD" means, with respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs; provided that with respect to Liquidated Contracts, the Collection Period will be the period from but excluding the sixth Business Day preceding the immediately preceding Distribution Date to and including the sixth Business Day preceding such Distribution Date. With respect to the first Distribution Date the "Collection Period" for Liquidated Contracts shall be the period from and including the related Cut-Off Date to and including the sixth Business Day preceding such first Distribution Date.

         "CONTRACT" means each retail installment sales contract and security agreement or installment loan agreement and security agreement and all proceeds thereof and payments thereunder, which contract or agreement has been executed by an Obligor and pursuant to which such Obligor purchased or financed the Financed Vehicle described therein, agreed to pay the deferred purchase price (i.e., the purchase price net of any down payment) or amount borrowed, together with interest, as therein provided in connection with such purchase or loan, granted a security interest in such Financed Vehicle, and undertook to perform certain other obligations as specified in such contract or agreement. Each Contract shall have been (i) either (A) originated or purchased by a subsidiary of Onyx and subsequently conveyed to Onyx and then conveyed by Onyx to the Seller pursuant to the Purchase Agreement or (B) originated by a Dealer and assigned to Onyx in accordance with the assignment provisions set forth therein and then conveyed by Onyx to the Seller pursuant to the Purchase Agreement and
(ii) in any case subsequently conveyed by the Seller to the Issuer pursuant to this Agreement. As used herein, "Contracts" means the Initial Contracts, the Subsequent Contracts and the Prefunded Contracts.

         "CONTRACT DOCUMENTS" means, with respect to each Contract, (a) the Contract and the original credit application fully executed by the Obligor thereunder; (b) either (i) the original Title Document for the related Financed Vehicle or a duplicate copy thereof issued or certified by the Registrar of Titles which issued the original thereof (or, with respect to certain of the Financed

Vehicles registered in the State of California, evidence of the electronic Title Document), together with evidence of perfection of the security interest in the related Financed Vehicle granted by such Contract, as determined by the Servicer to be permitted or required to perfect such security interest under the laws of the applicable jurisdiction, or (ii) written evidence that the Title Document for such Financed Vehicle showing Onyx or a subsidiary of Onyx as first lienholder has been applied for; (c) any agreement(s) modifying the Contract (including, without limitation, any extension agreement(s)); (d) any signed agreement by an Obligor to provide insurance with Onyx or a subsidiary of Onyx listed as loss payee and (e) any documents specifically relating to the Obligor or the Financed Vehicle. The documents referred to above, other than the Contracts, to the extent expressly permitted by the Insurer in writing, may be maintained in microfiche or electronic form.

         "CONTRACT FILES" means all papers and computerized records customarily kept by the Servicer in servicing contracts and loans comparable to the Contracts.

         "CONTRACT NUMBER" means, with respect to any Contract included in the Trust, the number assigned to such Contract by the Servicer, which number is set forth in the related Schedule of Contracts.

         "CORPORATE TRUST OFFICE" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 450 West 33rd Street, 14th Floor, New York, New York 10001-2697,
Attention: Capital Market Fiduciary Services; or at such other address as the Indenture Trustee may designate from time to time by notice to the Securityholders, the Insurer, the Servicer and the Seller.

         "CRAM DOWN LOSS" means, with respect to a Contract if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Contract or otherwise modifying or restructuring the scheduled payments to be made on such Contract, an amount equal to (i) the excess of the Principal Balance of such Contract immediately prior to such order over the Principal Balance of such Contract as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Contract, the excess of the Principal Balance of such Contract immediately prior to such order over the net present value (using as the discount rate the higher of the annual percentage rate on such Contract or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A Cram Down Loss shall be deemed to have occurred on the date of issuance of such order.

         "CUSTODIAN" means Onyx until such time, if any, a Successor Custodian is appointed and thereafter means such Successor Custodian.

         "CUT-OFF DATE" means, as applicable, (i) the Initial Cut-Off Date, with respect to the Initial Contracts, (ii) the Subsequent Cut-Off Date, with respect to the Subsequent Contracts or (iii) the Prefunding Cut-Off Date with respect to the Prefunded Contracts.

         "DEALER" means the seller of a Financed Vehicle, which seller originated and assigned the related Contract.

         "DEFAULT" means any occurrence which with the giving of notice or the lapse of time or both would become a Servicer Default.

         "DEFAULTED CONTRACT" means, with respect to any Collection Period, a Contract (i) which is, at the end of such Collection Period, delinquent in the amount of at least two monthly installments of Monthly P&I or (ii) with respect to which the related Financed Vehicle has been repossessed or repossession efforts with respect to the related Financed Vehicle have been commenced.

         "DEFICIENCY AMOUNT" means as of any Distribution Date, the amount by which (i) the sum of the amounts set forth in Section 4.03(a)(i) though (v) and
(viii) with respect to such Distribution Date exceeds (ii) the amount of Net Collections (plus amounts transferred from the Prefunding Account representing earnings from investments therein and amounts transferred from the Capitalized Interest Account, in each case to the Payment Account) available with respect to such Distribution Date and the amount on deposit in the Spread Account as of such Distribution Date.

         "DEFICIENCY NOTICE" means, with respect to any Distribution Date, the notice delivered pursuant to Section 4.02(c) by the Servicer to the Indenture Trustee, with a copy to the Insurer and the Trust Agent.

         "DEFINITIVE SECURITIES" means Notes and/or Certificates issued in fully registered, certificated form to Securityholders.

         "DEPOSITOR" means the Seller in its capacity as Depositor under the Trust Agreement, and its successors.

         "DISTRIBUTION DATE" means the 15th day of each month or if such date shall not be a Business Day, the following Business Day, commencing on November 15, 1999.

         "DISTRIBUTION DATE STATEMENT" shall have the meaning specified in
Section 3.09(a).

         "DUE DATE" means, as to any Contract, the date upon which an installment of Monthly P&I is due.

         "ELIGIBLE ACCOUNT" means (i) a trust account that is either (a) maintained by the Indenture Trustee, (b) maintained with a depository institution or trust company the commercial paper or other short-term debt obligations of which have credit ratings from Standard & Poor's at least equal to "A-1" and from Moody's equal to "P-1," which account is fully insured up to applicable limits by the Federal Deposit Insurance Corporation or (c) maintained with a depository institution acceptable to the Insurer, as evidenced by a letter from the Insurer to that effect or (ii) a general ledger account or deposit account at a depository institution acceptable to the Insurer, as evidenced by a letter from the Insurer to that effect.

         "ELIGIBLE INVESTMENTS" means any one or more of the following obligations or securities, all of which shall be denominated in United States dollars:

         (a) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America and, to the extent, at the time of investment, acceptable to the Insurer and each Rating Agency for securities having a rating equivalent to the rating of the Notes at the Closing Date, the direct obligations of, or obligations fully guaranteed by, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association;

         (b) demand and time deposits in, certificates of deposit of, banker's acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or the Owner Trustee) incorporated under the laws of the United States of America or any State and subject to supervision and examination by Federal and/or State banking authorities, so long as at the time of such investment or contractual commitment providing for such investment either (i) the long-term, unsecured debt obligations of such depository institution or trust company have credit ratings from Standard & Poor's at least equal to "AA-" and from Moody's at least equal to "Aa2" or (ii) such depository institution is acceptable to the Insurer as evidenced by a letter from the Insurer to the Indenture Trustee;

         (c) repurchase obligations with respect to (i) any security described in clause (a) above or (ii) any other security issued or guaranteed as to timely payment of principal and interest by an agency or instrumentality of the United States of America, in either case entered into with any depository institution or trust company (including the Indenture Trustee and the Owner Trustee), acting as principal, described in clause (b) above;

         (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which at the time of such investment or contractual commitment providing for such investment have long-term, unsecured debt obligations rated by Standard & Poor's "AA-" or better and by Moody's "Aa2" or better; provided, however, that securities issued by any corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the aggregate Outstanding Principal Balances of the Contracts and all amounts of Eligible Investments held as part of the Trust;

         (e) commercial paper having the highest rating by Standard & Poor's and Moody's at the time of such investment;

         (f) investments in money market funds or money market mutual funds having a rating from Standard & Poor's and Moody's in the highest investment category granted thereby, including funds for which the Indenture Trustee, the Owner Trustee or any of their respective Affiliates is investment manager or advisor; and

         (g) such other obligations or securities acceptable to the Insurer, as evidenced by a letter from the Insurer to the Indenture Trustee (which acceptability may be revoked at any time by the Insurer), a copy of which shall be provided by the Indenture Trustee to the Rating Agencies.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FINAL SCHEDULED DISTRIBUTION DATE" means with respect to (i) the Notes, the Class A-1 Final Scheduled Distribution Date, the Class A-2 Final Scheduled Distribution Date, the Class A-3 Final Scheduled Distribution Date or the Class A-4 Final Scheduled Distribution Date, as the case may be, and (ii) the Certificates, the Certificate Final Scheduled Distribution Date.

         "FINANCED VEHICLE" means, as to any Contract, an automobile, light-duty truck or van, together with all accessions thereto, securing the related Obligor's indebtedness under such Contract.

         "FISCAL AGENT" shall have the meaning set forth in the Policy.

         "FULL PREPAYMENT" means any of the following: (a) with respect to any Contract other than a Contract referred to in clause (ii), (iii) or (iv) of the definition of the term "Liquidated Contract", payment by or on behalf of the Obligor of the total amount required by the terms of such Contract to be paid thereunder, which amount shall be at least equal to the sum of (i) 100% of the Principal Balance of such Contract, (ii) interest accrued thereon to the date of such payment at the APR; and (iii) any overdue amounts; or (b) with respect to any Contract, payment by the Seller to the Indenture Trustee of the Purchase Amount of such Contract in connection with the purchase of such Contract pursuant to Section 2.03, or payment by the Servicer of the Purchase Amount of such Contract in connection with the purchase of such Contract pursuant to
Section 3.07 or the purchase of all Contracts pursuant to Section 8.01.

         "FUNDED CONTRACTS" means all Initial Contracts and Subsequent
Contracts.

         "FUNDING PERIOD" shall have the meaning specified in Section 4.08(a).

         "HOLDER" means, with respect to a (i) Certificate, the Person in whose name such Certificate is registered in the Certificate Register and (ii) Note, the Person in whose name such Note is registered in the Note Register.

         "INDEMNIFICATION AGREEMENT" shall have the meaning specified in the Insurance Agreement.

         "INDENTURE" means the Indenture, dated as of the date hereof, between the Issuer and the Indenture Trustee.

         "INDENTURE EVENT OF DEFAULT" means an Event of Default as set forth in
Section 5.01 of the Indenture.

         "INDENTURE TRUSTEE" means The Chase Manhattan Bank, not in its individual capacity but solely as the Indenture Trustee under the Indenture, its successors in interest and any successor Indenture Trustee under the Indenture.

         "INITIAL CAPITALIZED INTEREST AMOUNT" means $837,159.00.

         "INITIAL CONTRACTS" means the Contracts designated as such in Schedule I-A attached hereto.

         "INITIAL CUT-OFF DATE" means October 1, 1999.

         "INSOLVENCY PROCEEDING" shall have the meaning specified in Section
7.05.

         "INSURANCE AGREEMENT" means the Insurance and Reimbursement Agreement, to be dated as of the Closing Date, among the Insurer, the Seller, Onyx and the Servicer, as amended, modified or restated from time to time.

         "INSURER" means MBIA Insurance Corporation or its successors in interest.

         "INSURER DEFAULT" means the occurrence and continuance of any of the following:

                  (i) the Insurer shall have failed to make a payment required to be made under the Policy in accordance with its terms;

                  (ii) the Insurer shall have (a) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (b) made a general assignment for the benefit of its creditors or (c) had an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

                  (iii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (a) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (b) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

         "INTEREST ACCRUAL PERIOD" means, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date; in the case of the first Distribution Date, the Interest Accrual Period with respect to the Class A-1 Notes will constitute 18 days, and with respect to the Class A-2, Class A-3 and Class A-4 Notes will constitute 17 days.

         "INTEREST RATE" means the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate or the Class A-4 Rate, as the case may be.

         "ISSUER" means Onyx Acceptance Owner Trust 1999-D and its successors.

         "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Contract by operation of law.

         "LIQUIDATED CONTRACT" means a Contract that (i) is the subject of a Full Prepayment; (ii) is a Defaulted Contract with respect to which Liquidation Proceeds constituting, in the Servicer's reasonable judgment, the final amounts recoverable have been received and deposited in the Collection Account; (iii) is paid in full on or after its Maturity Date; or (iv) has been a Defaulted Contract for four or more Collection Periods and as to which Liquidation Proceeds have not been deposited in the Collection Account; provided, however, that in any event a Contract that is delinquent in the amount of five monthly installments of Monthly P&I at the end of a Collection Period shall be deemed to be a Liquidated Contract and shall be deemed to have a Principal Balance of zero.

         "LIQUIDATION EXPENSES" means reasonable out-of-pocket expenses (not to exceed Liquidation Proceeds), other than any overhead expenses, incurred by the Servicer in connection with the realization of the full amounts due under any Defaulted Contract (including the attempted liquidation of a Contract which is brought current and is no longer in default during such attempted liquidation) and the sale of any property acquired in respect thereof which are not recoverable as proceeds paid by any insurer under a comprehensive and collision insurance policy related to the Contract. Liquidation Expenses shall not include any late fees or other administrative fees and expenses or similar charges collected with respect to a Contract.

         "LIQUIDATION PROCEEDS" means amounts received by the Servicer (before reimbursement for Liquidation Expenses) in connection with the realization of the full amounts due and to become due under any Defaulted Contract and the sale of any property acquired in respect thereof.

         "MANDATORY PARTIAL REDEMPTION AMOUNT" means the balance (excluding investment earnings) remaining on deposit in the Prefunding Account on the Mandatory Partial Redemption Date after giving effect to the sale to the Trust of all Prefunded Contracts sold to the Trust during the Funding Period, including any such acquisition and conveyance on the date on which the Funding Period ends.

         "MANDATORY PARTIAL REDEMPTION DATE" means the Distribution Date on which the Notes are partially prepaid pursuant to Section 4.07, which Distribution Date shall be the Distribution Date immediately succeeding the date on which the Funding Period ends in the event that any amount remains on deposit in the Prefunding Account after giving effect to the sale to the Trust of all Prefunded Contracts sold to the Trust during the Funding Period, including any acquisition and conveyance on the date on which the Funding Period ends.

         "MATURITY DATE" means, with respect to any Contract, the date on which the last scheduled payment of such Contract shall be due and payable as such date may be extended pursuant to Section 3.02.

         "MAXIMUM CAPITALIZED INTEREST AMOUNT" means, with respect to each Distribution Date following a Collection Period during which amounts are on deposit in the Prefunding Account, an amount equal to the sum of the portions of the Note Interest Distributable Amount and the Certificate Interest Distributable Amount (assuming no further reductions in principal on the Notes or Certificates) for each remaining Distribution Date during the Funding Period and for the Distribution Date immediately following the Funding Period, plus the sum of the fees payable to the Owner Trustee, the Indenture Trustee and the Trust Agent and the premium payable to the Insurer for each such Distribution Date, in each case, allocable to the balance in the Prefunding Account at the beginning of the month in which the Maximum Capitalized Interest Amount is being calculated, on a pro rata basis, minus the earnings to be received by the Indenture Trustee on behalf of the Trust through December 31, 1999 from investment of the funds on deposit in the Prefunding Account, assuming that no additional Prefunded Contracts are conveyed to the Trust and that interest at a rate of 2.5% per annum is earned on amounts on deposit in the Prefunding Account.

         "MONTHLY P&I" means, with respect to any Contract, the amount of each monthly installment of principal and interest payable to the Obligee of such Contract in accordance with the terms thereof, exclusive of any charges allocable to the financing of any insurance premium and charges which represent late payment charges or extension fees.

         "MOODY'S" means Moody's Investors Service, Inc., and its successors in interest.

         "NET COLLECTIONS" means, with respect to any Distribution Date and the related Collection Period, the sum of (i) all payments of Monthly P&I, all partial prepayments, all Full Prepayments, Net Liquidation Proceeds and Net Insurance Proceeds in each case, collected with respect to the Contracts during such Collection Period, less partial prepayments of Precomputed Contracts collected with respect to the Contracts during such Collection Period which are deposited in the Payahead Account pursuant to Section 4.02(a), (ii) amounts withdrawn from the Payahead Account pursuant to Section 4.01(b) and deposited in the Collection Account with respect to such Distribution Date, and (iii) the aggregate Purchase Amount for Purchased Contracts deposited in or credited to the Collection Account pursuant to Section 4.02(a) on the Business Day preceding the Servicer Report Date next preceding such Distribution Date.

         "NET INSURANCE PROCEEDS" means, with respect to any Contract, proceeds paid by any insurer under a comprehensive and collision insurance policy related to such Contract (other than funds used for the repair of the related Financed Vehicle or otherwise released by Onyx to the related Obligor in accordance with normal servicing procedures), after reimbursement to the Servicer of expenses recoverable under such policy.

         "NET LIQUIDATION PROCEEDS" means the amount derived by subtracting from the Liquidation Proceeds of a Contract the related Liquidation Expenses.

         "NET YIELD" means, on any day, the percentage equivalent of (a) four multiplied by (b) a fraction the numerator of which is equal to (i) the sum of
(x) the aggregate of all interest collected on Contracts during the three immediately preceding Collection Periods, (y) the investment earnings on amounts deposited in the Prefunding Account transferred to the Payment Account with respect to the three immediately preceding Distribution Dates and (z) the amounts transferred from the Capitalized Interest Account to the Payment Account with respect to the three immediately preceding Distribution Dates, minus (ii) the sum of (A) the aggregate outstanding principal balances of Contracts which became Liquidated Contracts other than by virtue of a Full Prepayment during such three Collection Periods (less any Net Liquidation Proceeds received with respect to such Liquidated Contracts during such three Collection Periods) and
(B) interest paid to the Securityholders and the Servicing Fees paid to the Servicer during such three Collection Periods, and the denominator of which is equal to the average of the Pool Balances as of the last day of each of such three immediately preceding Collection Periods.

         "NOTE" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note or a Class A-4 Note.

         "NOTE DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Note Principal Distributable Amount and the Note Interest Distributable Amount for such Distribution Date.

         "NOTE DISTRIBUTION ACCOUNT" means the account established and maintained as such pursuant to Section 4.01.

         "NOTE FINAL SCHEDULED DISTRIBUTION DATE" means the Class A-1 Final Scheduled Distribution Date, the Class A-2 Final Scheduled Distribution Date, the Class A-3 Final Scheduled Distribution Date or the Class A-4 Final Scheduled Distribution Date, as the case may be.

         "NOTEHOLDER" shall mean any Holder of a Note.

         "NOTE INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date and a Class of Notes, the excess, if any, of the Note Interest Distributable Amount for such Class for the immediately preceding Distribution Date over the amount in respect of interest that is actually deposited in the Note Distribution Account with respect to such Class on such preceding Distribution Date, plus, to the extent permitted by applicable law, interest on the amount of interest due but not paid to Noteholders of such Class on the preceding Distribution Date at the related Interest Rate for the related Interest Accrual Period; provided, however, that the Note Interest Carryover Shortfall for the first Distribution Date shall be zero.

         "NOTE INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date and a Class of Notes, the sum of (i) an amount equal to the interest accrued during the related Interest Accrual Period at the related Interest Rate for such Class of Notes on the outstanding principal amount of such Class of Notes on the immediately preceding Distribution Date, after giving effect to all payments of principal to Noteholders of such Class on or prior to such Distribution Date (or, in the case of the first Distribution Date, on the original principal amount of such Class of Notes) and (ii) the Note Interest Carryover Shortfall for such Class of Notes for such Distribution Date.

         "NOTE PERCENTAGE" means (i) for each Distribution Date prior to the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, 100%; (ii) for the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, (a) 100% until the principal amount of the Class A-4 Notes has been reduced to zero and (b) with respect to any remaining portion of the Regular Principal Distributable Amount, 0%; and
(iii) for each Distribution Date after the principal amount of the Class A-4 Notes has been reduced to zero, 0%.

         "NOTE POOL FACTOR" means, with respect to any Class of Notes as of any Distribution Date, a six-digit decimal figure equal to the outstanding principal amount of such Class of Notes (after giving effect to any reductions thereof to be made on such Distribution Date) divided by the original outstanding principal amount of such Class of Notes.

         "NOTE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of business on any Distribution Date, the excess of the Note Principal Distributable Amount for such Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account on such Distribution Date.

         "NOTE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of (i) the Note Percentage of the Regular Principal Distributable Amount for such Distribution Date, (ii) the Accelerated Principal Distributable Amount, if any, for such Distribution Date and (iii) any outstanding Note Principal Carryover Shortfall for the immediately preceding Distribution Date; provided, however, that the Note Principal Distributable Amount shall not exceed the aggregate outstanding principal amount of the Notes. Notwithstanding the foregoing, the Note Principal Distributable Amount on the Note Final Scheduled Distribution Date for each Class of Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of the related Class of Notes to zero.

         "NOTE REGISTER" shall have the meaning specified in the Indenture.

         "OBLIGEE" means, with respect to any Contract, the Person to whom an Obligor is indebted under such Contract.

         "OBLIGOR" means, with respect to any Contract, the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under such Contract.

         "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of any Person delivering such certificate and delivered to the Person to whom such certificate is required to be delivered. In the case of an Officers' Certificate of the Servicer, at least one of the signing officers must be a Servicing Officer. Unless otherwise specified, any reference herein to an Officers' Certificate shall be to an Officers' Certificate of the Servicer.

         "ONYX" means Onyx Acceptance Corporation and its successors in interest.

         "OPINION OF COUNSEL" means a written opinion of counsel (who may be counsel to the Seller or the Servicer) acceptable to the Indenture Trustee, the Owner Trustee or the Trust Agent, as the case may be, and the Insurer.

         "ORIGINAL CERTIFICATE BALANCE" means $23,400,000.

         "ORIGINAL POOL BALANCE" means $390,000,000, which is the sum of (i) the Principal Balances of the Initial Contracts as of the Initial Cut-Off Date, (ii) the Principal Balances of the Subsequent Contracts as of the Subsequent Cut-Off Date, and (iii) the initial deposit in the Prefunding Account..

         "OUTSTANDING" means with respect to a Contract and as of the time of reference thereto, a Contract that has not reached its Maturity Date, has not been fully prepaid, has not become a Liquidated Contract and has not been repurchased pursuant to Section 2.03, 3.07 or 8.01.

         "OUTSTANDING PRINCIPAL BALANCE" means, as of the applicable Cut-Off Date, (i) with respect to any Precomputed Contract, the amount set forth as the Outstanding Principal Balance of such Contract on the Schedule of Contracts, such amount being the total of all unpaid Monthly P&I due on or after the Cut-Off Date, minus any unearned (or earned but unpaid) interest as of the applicable Cut-Off Date computed in accordance with the Rule of 78's Method or the Actuarial Method, as applicable, and (ii) with respect to any Simple Interest Contract, the amount set forth as the Outstanding Principal Balance of such Contract on the Schedule of Contracts, such amount being the total of all principal payments due on or after the applicable Cut-Off Date.

         "OWNER TRUSTEE" means Bankers Trust (Delaware), not in its individual capacity but solely as the Owner Trustee under the Trust Agreement acting on behalf of the Certificateholders, its successors in interest and any successor Owner Trustee under the Trust Agreement.

         "OWNER TRUSTEE CORPORATE TRUST OFFICE" means the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at E.A. Delle Donne Corporate Center, 1011 Centre Road, Suite 200, Wilmington, Delaware 19805-1266, Attention: Corporate Trust

Administration; or at such other address as the Owner Trustee may designate from time to time by notice to the Securityholders, the Insurer, the Servicer and the Seller.

         "PAYAHEAD ACCOUNT" means the account established and maintained as such pursuant to Section 4.01.

         "PAYMENT ACCOUNT" means the account established and maintained as such pursuant to Section 4.01.

         "PAYING AGENT" means (i) with respect to the Notes, the Person acting as the "Paying Agent" under the Indenture and (ii) with respect to the Certificates, the Person acting as the "Paying Agent" under the Trust Agreement, the Trust Agent or any other Person that meets the eligibility standards for the Paying Agent specified in the Trust Agreement and is authorized by the Issuer to make the distributions from the Certificate Distribution Account, including distributions of principal of or interest on the Certificates on behalf of the Issuer.

         "PERCENTAGE INTEREST" shall have the meaning specified in Section 4.04(d).

         "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "POLICY" means the financial guarantee insurance policy for the Securities, number 30496, dated October 28, 1999 and issued by the Insurer to the Indenture Trustee, guaranteeing payment of any Policy Claim Amount, the form of which is attached hereto as Exhibit B.

         "POLICY CLAIM AMOUNT" means, with respect to each Distribution Date, the sum of (i) the Deficiency Amount for such Distribution Date and (ii) the Preference Amount for such Distribution Date.

         "POOL BALANCE" as of the time of determination means the sum of (i) the aggregate of the Principal Balances of the Contracts, exclusive of the Principal Balances of all Contracts that are not Outstanding at the end of the Collection Period ending immediately prior to such time of determination and (ii) the amounts on deposit in the Prefunding Account (exclusive of any investment earnings), if any.

         "POTENTIAL PREFERENCE PARTIES" shall have the meaning specified in
Section 4.04(d).

         "PRECOMPUTED CONTRACT" means a Contract as to which, pursuant to the terms of such Contract, the portion of payments allocable to earned interest and principal thereunder is determined according to the "Rule of 78's Method" or the "Actuarial Method".

         "PREFERENCE AMOUNT" means any amount previously distributed to an Owner in respect of the Securities that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy with respect to Onyx, the Seller or the Trust pursuant to the United Stated Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         "PREFERENCE CLAIM" shall have the meaning specified in Section 7.05.

         "PREFUNDED AMOUNT" means $113,842,388.01, the initial deposit into the Prefunding Account.

         "PREFUNDED CONTRACTS" means the Contracts which are transferred by the Seller to the Issuer on each Prefunding Transfer Date pursuant to this Agreement and are identified on the schedule attached to the Transfer Certificate delivered to the Trust, the Indenture Trustee and the Insurer on the related Prefunding Transfer Date.

         "PREFUNDING ACCOUNT" means the account established as such pursuant to
Section 4.01 and maintained pursuant to Section 4.07.

         "PREFUNDING CLOSING DATE" means the last day of the Funding Period, or if such day is not a Business Day, the following Business Day.

         "PREFUNDING CLOSING DATE CERTIFICATE" means the certificate of an officer of the Seller delivered in connection with the Prefunding Closing Date, substantially in the form attached hereto as Exhibit C-2.

         "PREFUNDING CUT-OFF DATE" means the cut-off date specified in the Transfer Certificate with respect to the Prefunded Contracts transferred on the related Prefunding Transfer Date.

         "PREFUNDING TRANSFER DATE" means each day on which the Seller conveys Prefunded Contracts to the Trust.

         "PREMIUM" shall have the meaning specified in the Insurance Agreement.

         "PRINCIPAL BALANCE" means, with respect to a Contract, as of any date, the Amount Financed under the terms of such Contract minus (i) that portion of Monthly P&I in respect of such Contract received on or prior to the end of the most recently ended Collection Period and allocable to principal as determined by the Servicer and (ii) any Cram Down Loss incurred in respect of such Contract on or prior to the end of the most recently ended Collection Period. For purposes of this definition, allocations of Monthly P&I on each Contract by the Servicer shall be made in accordance with the terms of such Contract, in the case of a Simple Interest Contract or an Actuarial Contract, or in accordance with the Recomputed Actuarial Method, in the case of a Rule of 78's Contract.

         "PURCHASE AGREEMENT" means the Amended and Restated Sale and Servicing Agreement dated as of September 4, 1998 between Onyx, as seller, and the Seller, as purchaser, as such agreement may have been or may be modified, supplemented or amended from time to time.

         "PURCHASE AMOUNT" means, with respect to a Purchased Contract, the Principal Balance of such Contract as of the date of purchase of such Contract plus interest on such Contract through the date of such purchase, to the extent not previously collected.

         "PURCHASED CONTRACT" means a Contract that (i) has been purchased by the Servicer or the Seller because of certain material defects in documents related to such Contract or certain breaches of representations and warranties regarding such Contract made by the Seller in this Agreement that materially and adversely affect the interests of the Securityholders or the Insurer, (ii) has been purchased by the Servicer because of certain breaches of servicing covenants or (iii) has been purchased by the Servicer in the event of an optional purchase of all of the Contracts pursuant to Section 8.01

         "RATING AGENCIES" means Moody's and Standard & Poor's.

         "RECOMPUTED ACTUARIAL METHOD" means a method of accounting pursuant to which each payment of Monthly P&I due on a Rule of 78's Contract will be deemed to consist of interest equal to the product of 1/12 of the Recomputed Yield for such Contract and the Principal Balance of the Contract as of the preceding Due Date for such Contract and of principal to the extent of the remainder of such scheduled installment of Monthly P&I, which will cause the Outstanding Principal Balance as of the Cut-Off Date to be amortized in full at the Recomputed Yield.

         "RECOMPUTED YIELD" for any Rule of 78's Contract means the per annum rate determined as of the Cut-Off Date, such that the net present value of the remaining scheduled payments due on such Contract, discounted at such rate from the Due Date for each such scheduled payment to the Due Date for such Contract immediately preceding the Cut-Off Date, will equal the Outstanding Principal Balance.

         "RECORD DATE" means, with respect to a Class of Notes or the Certificates and any Distribution Date, the Business Day immediately preceding such Distribution Date or, if Definitive Securities are issued, the last day of the immediately preceding calendar month.

         "REGISTRAR OF TITLES" means the agency, department or office having the responsibility for maintaining records of titles to motor vehicles and issuing documents evidencing such titles in the jurisdiction in which a particular Financed Vehicle is registered.

         "REGULAR PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount equal to the sum of the following amounts with respect to the related Collection Period: (i) collections received on Contracts (other than Liquidated Contracts and Purchased Contracts) allocable to principal as determined by the Servicer, including full and partial principal prepayments (other than partial prepayments on Precomputed Contracts representing amounts not due in such Collection Period which will be deposited into the Payahead Account in accordance with this Agreement), (ii) the Principal Balance (immediately prior to the reduction thereof to zero as provided in the definition of "Liquidated Contract") of all Contracts (other than Purchased Contracts) that became Liquidated Contracts during the related Collection Period, (iii) the Principal Balance of all Contracts that became Purchased Contracts as of the immediately preceding Record Date and (iv) the aggregate amount of Cram Down Losses incurred during the related Collection Period.

         "REPAYMENT AMOUNT" shall have the meaning specified in the Insurance Agreement.

         "RESIDUAL INTEREST" means the residual interest in the Trust, which represents the right to the amount remaining, if any, after all prior distributions have been made under this Agreement, the Indenture and the Trust Agreement on each Distribution Date and certain other rights to receive amounts hereunder and under the Trust Agreement.

         "RESPONSIBLE OFFICER" means any officer of the Indenture Trustee within the Corporate Trust Office including any vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers with direct responsibility for the administration of this Agreement.

         "RULE OF 78'S CONTRACT" means a Contract pursuant to which the allocation between interest and principal is calculated using the Rule of 78's Method.

         "RULE OF 78'S METHOD" means the method of allocating principal and interest payments on a Contract whereby the amount of each payment allocable to interest on a Contract is determined by multiplying the total amount of add-on interest payable over the term of the Contract by a fraction, the denominator of which is equal to the sum of a series of numbers representing the total number of monthly payments due under the Contract and the numerator of which is the number of payments remaining before giving effect to the payment to which the fraction is being applied.

         "SCHEDULE OF CONTRACTS" means the list or lists of Funded Contracts attached as Schedule I-A and Schedule I-B to this Agreement and each list of Prefunded Contracts delivered to the Indenture Trustee, the Issuer and the Insurer on each Prefunding Transfer Date and identified on Schedule I to the related Transfer Certificate, which Contracts are being transferred to the Trust as part of the Trust Property, together with supplemental data regarding the contracts calculated by Salomon Smith Barney Inc. and verified by the Servicer. The Schedule of Contracts attached hereto as Schedules I-A and I-B, together with the initial deposit into the Prefunding Account, comprises the Original Pool Balance. The following information with respect to each Funded Contract is set forth on Schedule I-A and Schedule I-B in columns, and any supplement to the Schedule of Contracts for Prefunded Contracts will present the information in the same format:

                  Contract Number ("Account")
                  Date of Origination ("Discount Date")
                  Maturity Date ("Maturity")
                  Monthly P&I ("Payment")
                  Original Principal Balance ("Amount Financed")
                  Outstanding Principal Balance ("Net Balance")
                  Annual Percentage Rate ("APR")

In addition, the information contained in the Schedule of Contracts shall also be contained on a computer disk or tape that shall be delivered by the Servicer to the Indenture Trustee not later than (i) the 5th Business Day following the Closing Date, with respect to the Funded Contracts and (ii) the 5th Business Day following the related Prefunding Transfer Date, with respect to the Prefunded Contracts.

         "SECURITIES" means the Notes and the Certificates.

         "SECURITYHOLDERS" means the Holders of the Notes and the Certificates.

         "SELLER" means Onyx Acceptance Financial Corporation, in its capacity as the Seller of the Contracts under this Agreement, and each successor thereto (in the same capacity) pursuant to Section 5.02.

         "SERVICER" means Onyx in its capacity as the servicer of the Contracts under Section 3.01, and, in each case upon succession in accordance herewith, each successor servicer in the same capacity pursuant to Section 3.01 and each successor servicer pursuant to Section 7.02.

         "SERVICER DEFAULT" means an event specified in Section 7.01.

         "SERVICER REPORT DATE" means, with respect to any Distribution Date, the fifth Business Day prior to such Distribution Date.

         "SERVICING FEE" means, as to any Distribution Date, the fee payable to the Servicer for services rendered during the Collection Period ending immediately prior to such Distribution Date, which shall be an amount equal to the product of one-twelfth of 1% per annum multiplied by the Pool Balance (excluding amounts on deposit in the Prefunding Account) as of the end of the Collection Period preceding the related Collection Period.

         "SERVICING OFFICER" means any officer of the Servicer involved in, or responsible for, the administration and servicing of the Contracts whose name appears on a list of servicing officers furnished to the Indenture Trustee by the Servicer pursuant to Section 3.01, as such list may be amended or supplemented from time to time.

         "SERVICING STANDARDS" means at any time the quality of the Servicer's performance with respect to (i) compliance with the terms of this Agreement and
(ii) adequacy, measured in accordance with industry standards and current and historical standards of the Servicer, in respect of the servicing of all Contracts serviced by the Servicer, regardless of whether any such Contract is owned by the Servicer or otherwise.

         "SIMPLE INTEREST CONTRACT" means a Contract as to which the portion of payments allocable to earned interest and principal thereunder is determined according to the Simple Interest Method. For such Contracts, interest accrued as of the Due Date is paid first, and then the remaining payment is applied to the unpaid principal balance. Accordingly, if an Obligor pays the fixed monthly installment in advance of the Due Date, the portion of the payment allocable to interest for the period since the preceding payment will be less than it would be if the payment were made on the Due Date, and the portion of the payment allocable to reduce the principal balance will be correspondingly greater. Conversely, if an Obligor pays the fixed monthly installment after its Due Date, the portion of the payment allocable to interest for the period since the preceding payment will be greater than it would be if the payment were made on the Due Date, and the portion of the payment allocable to reduce the principal balance will be correspondingly smaller. When necessary, an adjustment will be made at the maturity of the Contract to the scheduled final payment to reflect the larger or smaller, as the case may be, allocations of payments to the amount financed under the Contract as a result of early or late payments, as the case may be.

         "SIMPLE INTEREST METHOD" means the method for calculating interest on a Contract whereby interest due is calculated each day based on the actual principal balance of the Contract on that day.

         "SPREAD ACCOUNT" means the account established and maintained as such pursuant to Section 4.01.

         "SPREAD ACCOUNT MAXIMUM" shall have the meaning set forth in the Insurance Agreement.

         "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

         "SUBSEQUENT CONTRACTS" means the Contracts designated as such in
Schedule I-B attached hereto, which have an aggregate Outstanding Principal Balance of $103,580,521.51

         "SUBSEQUENT CUT-OFF DATE" means October 27, 1999.

         "SUCCESSOR CUSTODIAN" shall have the meaning set forth in Section 2.04(b).

         "TITLE DOCUMENT" means, with respect to any Financed Vehicle, the certificate of title for, or other evidence of ownership of, such Financed Vehicle issued by the Registrar of Titles in the jurisdiction in which such Financed Vehicle is registered. For Financed Vehicles registered in the State of California, the Title Document may consist of electronic evidence of ownership on the Electronic Lien and Title system of the California Department of Motor Vehicles.

         "TRANSFER CERTIFICATE" means the certificate of an officer of the Seller delivered in connection with the delivery of any Prefunded Contracts on a Prefunding Transfer Date, substantially in the form attached hereto as Exhibit C-1.

         "TRUST" means the Issuer.

         "TRUST ACCOUNT PROPERTY" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

         "TRUST ACCOUNTS" shall have the meaning specified in Section 4.01(a).

         "TRUST AGENT" means The Chase Manhattan Bank, not in its individual capacity but solely as the Trust Agent under the Trust Agreement and this Agreement acting on behalf of the Owner Trustee, its successors in interest, and any successor Trust Agent under such agreements.

         "TRUST AGENT OFFICE" means the principal office of the Trust Agent, which office at the date of the execution of this Agreement is located at 450 W. 33rd Street, 14th Floor, New York, New York 10001-2697, Attention: Capital Market Fiduciary Services; or at such other address as the Trust Agent may designate from time to time by notice to the Securityholders, the Insurer, the Servicer and the Seller.

         "TRUST AGREEMENT" means the Trust Agreement, dated as of October 1, 1999, among the Depositor, the Owner Trustee and the Trust Agent.

         "TRUST PROPERTY" has the meaning set forth in Section 2.01(b) hereof.

         "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

         SECTION 1.02. USAGE OF TERMS.

         With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

         SECTION 1.03. SECTION REFERENCES.

         All section references, unless otherwise indicated, shall be to Sections in this Agreement.

         SECTION 1.04. CALCULATIONS.

         Interest on the Notes and the Certificates will be calculated on the basis of a 360-day year of twelve 30-day months, except that interest on the Class A-1 Notes will be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period. Collections of interest on Rule of 78's Contracts shall be calculated as if such Contracts were actuarial contracts the scheduled principal balances of which are the Principal Balances thereof, and collections of interest on Simple Interest Contracts and Actuarial Contracts will be calculated in accordance with the terms thereof.

         SECTION 1.05. ACCOUNTING TERMS.

         All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.

                                   ARTICLE II

                            CONVEYANCE OF CONTRACTS;
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         SECTION 2.01. CONVEYANCE OF CONTRACTS.

         (a) In consideration of the Issuer's delivery of authenticated Notes and Certificates, in an aggregate amount equal to $390,000,000, to or upon the order of the Seller, effective upon the Closing Date, the Seller hereby sells, grants, transfers, conveys and assigns to the Issuer, without recourse (except as expressly provided in Section 2.03 hereof), all of the right, title and interest of the Seller in, to and under:

                           (i) the Funded Contracts listed in the Schedule of Contracts;

                           (ii)    all monies received under the Funded
                                   Contracts on or after the related Cut-Off
                                   Date;

                           (iii)   all Net Liquidation Proceeds and Net
                                   Insurance Proceeds with respect to any
                                   Financed Vehicle to which a Funded Contract relates received on or after the related Cut-Off Date;

                           (iv) the Contract Documents and Contract Files relating to the Funded Contracts (except the Contract Documents and Contract Files for Funded Contracts which have been the subject of a Full Prepayment received on or after the related Cut-Off Date but no later than two Business Days prior to the Closing Date, in lieu of which the Seller shall have deposited in or credited to the Collection Account on or prior to the Closing Date an amount equal to such Full Prepayment);

                           (v) the Trust Accounts and all amounts, financial assets and investment property held therein or credited thereto, including, if applicable, all Eligible Investments credited thereto (but excluding (A) the Payahead Account and all amounts, financial assets and investment property held therein or credited thereto, including all Eligible Investments credited thereto and (B) investment income credited to the Collection Account);

                           (vi) the right of the Seller, as purchaser under the Purchase Agreement, to cause Onyx as seller thereunder to repurchase Funded Contracts listed in the Schedule of Contracts under certain circumstances;

                           (vii) any and all security interests of the Seller in the Financed Vehicles and the rights to receive proceeds from claims on certain insurance policies covering the Financed Vehicles or the individual Obligors under each related Funded Contract;

                           (viii) the Seller's right to proceeds under the Blanket Insurance Policy with respect to the Funded Contracts; and

                           (ix) all proceeds in any way delivered with respect to the foregoing, all rights to payments with respect to the foregoing and all rights to enforce the foregoing.

         (b) Subject to the conditions set forth in Section 2.01(c), in consideration of the Issuer's delivery of authenticated Notes and Certificates, in an aggregate amount equal to $390,000,000, to or upon the order of the Seller, effective upon the Closing Date, the Seller hereby sells, grants, transfers, conveys and assigns to the Issuer, without recourse (except as expressly provided in Section 2.03 hereof) effective upon delivery to the Issuer on the related Prefunding Transfer Date against payment therefor from the Prefunding Account in accordance Section 4.07(b), all of the right, title and interest of the Seller in, to and under:

                           (i) all Prefunded Contracts listed on each Transfer Certificate;

                           (ii) all monies received under the Prefunded Contracts on or after the related Prefunding Cut-Off Date;

                           (iii)   all Net Liquidation Proceeds and Net
                                   Insurance Proceeds with respect to any
                                   Financed Vehicle to which a Prefunded
                                   Contract relates received on or after the related Prefunding Cut-Off Date;

                           (iv) the Contract Documents and Contract Files relating to the Prefunded Contracts;

                           (v) the right of the Seller, as purchaser under the Purchase Agreement, to cause Onyx as seller thereunder to repurchase Prefunded Contracts listed on any Transfer Certificate under certain circumstances;

                           (vi) any and all security interests of the Seller in the related Financed Vehicles and the rights to receive proceeds from claims on certain insurance policies covering such Financed Vehicles or the individual Obligors under each related Prefunded Contract;

                           (vii) the Seller's right to proceeds under the Blanket Insurance Policy with respect to the Prefunded Contracts; and

                           (viii) all proceeds in any way delivered with respect to the foregoing, all rights to payments with respect to the foregoing and all rights to enforce the foregoing.

         The foregoing items of property listed in Sections 2.01(a) and (b), together with the rights of the Indenture Trustee under the Policy, are collectively referred to as the "TRUST PROPERTY". In addition, on or prior to the Closing Date, the Seller shall cause the Insurer to deliver the Policy to the Indenture Trustee for the benefit of the Securityholders.

         It is the intention of the Seller and the Issuer that the assignment and transfer herein contemplated constitute (and shall be construed and treated for all purposes as) a true and complete sale of the Trust Property (other than the Spread Account and the Policy), conveying good title thereto free and clear of any liens and encumbrances, from the Seller to the Issuer. However, in the event that such conveyance is deemed to be a pledge to secure a loan (in spite of the express intent of the parties hereto that this conveyance constitutes, and shall be construed and treated for all purposes, as a true and complete sale), the Seller hereby grants to the Issuer, for the benefit of the Securityholders and the Insurer, a first priority perfected security interest in all of the Seller's right, title and interest in the Trust Property whether now existing or hereafter created and all proceeds of the foregoing to secure the loan deemed to be made in connection with such pledge and, in such event, this Agreement shall constitute a security agreement under applicable law.

         (c) The sale and assignment of the Prefunded Contracts and the other property and rights related thereto described in Section 2.01(b) shall be subject to the satisfaction of each of the following conditions, as well as the conditions set forth in Section 4.08, as of the related Prefunding Transfer Date, as applicable:

                           (i) the Seller shall have delivered to the Custodian, on behalf of the Issuer, the Prefunded Contracts, and the Seller shall have delivered to the Issuer, the Indenture Trustee and the Insurer a duly executed Transfer Certificate, substantially in the form of Exhibit C-1;

                           (ii) the Servicer and the Seller shall certify to the Indenture Trustee and the Insurer that, as of the Prefunding Transfer Date, the Servicer and the Seller, respectively, were not insolvent nor were they made insolvent by such transfer nor were they aware of any such pending insolvency;

                           (iii) the Seller shall certify to the Indenture Trustee and the Insurer that the addition of such Prefunded Contracts will not result in a material adverse tax consequence to the Issuer or the Securityholders;

                           (iv)    the Funding Period shall not have terminated;

                           (v) the Seller and the Servicer shall certify to the Indenture Trustee and the Insurer that no selection procedures believed by the Seller or the Servicer to be adverse to the interests of the Securityholders or the Insurer shall have been utilized in selecting the Prefunded Contracts;

                           (vi) the Seller and the Insurer shall not have been advised by either Rating Agency on or before the Business Day immediately preceding such Prefunding Transfer Date that the conveyance of the Prefunded Contracts would result in a qualification, modification or withdrawal of its then current rating of the Securities without regard to the Policy;

                           (vii)   the weighted average APR (using the
                                   Recomputed Yield for the Rule of 78's
                                   Contracts) of the Contracts (after giving effect to the purchase of the related Prefunded Contracts) shall not be less than 13.75%;


                           (viii) less than 20% of the Prefunded Contracts transferred by the Seller to the Issuer since the Closing Date, including all Prefunded Contracts being transferred on such Prefunding Transfer Date, shall have an original term to maturity of more than 60 months and the weighted average remaining term of all Contracts (including the Prefunded Contracts) as of such Prefunding Transfer Date shall not be greater than 59 months;

                           (ix) if the balance in the Prefunding Account prior to such Prefunding Transfer Date exceeds $30,000,000, the aggregate Outstanding Principal Balance, as of the related Prefunding Cut-Off Date, of the Prefunded Contracts to be conveyed by the Seller to the Issuer on such Prefunding Transfer Date shall equal or exceed $10,000,000 and the Insurer shall have consented to such transfer; and

                           (x) within three Business Days prior to each Prefunding Transfer Date, the Seller shall have delivered to the Rating Agencies and the Insurer pool stratification data (including data with respect to when the first scheduled payment is due under each such Prefunded Contract) relating to the Prefunded Contracts to be conveyed by the Seller to the Issuer on such Prefunding Transfer Date, in the form of stratification data delivered to the Rating Agencies and the Insurer with respect to the Funded Contracts, and, as of the related Prefunding Cut-Off Date, shall have certified that the information contained therein is true and correct.

         (d) As of the Closing Date, the Issuer acknowledges the conveyance to it of the Trust Property from the Seller, including all right, title and interest of the Seller in and to the Trust Property, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery and in exchange therefor, the Issuer has pledged to the Indenture Trustee, for the benefit of the Securityholders and the Insurer, the Trust Property and the Indenture Trustee, pursuant to the written instructions of the Issuer, has executed and caused to be authenticated and delivered the Notes to the Seller or its designee, upon the order of the Issuer. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Seller, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused to be authenticated and delivered the Certificates to the Seller or its designee, upon the order of the Seller.

         (e) In connection with the sale of the Contracts pursuant to the Purchase Agreement, Onyx has filed with the office of the Secretary of State of the State of California a UCC-1 financing statement naming Onyx as debtor, naming the Seller as secured party and including the Contracts in the description of the collateral. In connection with the sale of the Contracts pursuant to this Agreement, the Seller has filed or caused to be filed with the Secretary of State of the State of California a UCC-1 financing statement naming the Seller as debtor, naming the Issuer as secured party, naming the Indenture Trustee, on behalf of the Noteholders, as assignee, and including the Contracts in the description of the collateral. In connection with the pledge of the Contracts pursuant to the Indenture, the Trust has filed with the offices of the Secretary of State of the State of Delaware UCC-1 financing statements naming the Trust as debtor and the Indenture Trustee, on behalf of the Noteholders and the Insurer, as secured party. The grant of a security interest to the Indenture Trustee and the rights of the Indenture Trustee in the Contracts shall be governed by the Indenture.

         The Seller shall have caused UCC-2 termination statements to have been filed with the office of Secretary of State of the State of California terminating any effective UCC-1 financing statements with respect to any outstanding security interests in the Contracts.

         (f) From time to time, the Servicer shall cause to be taken such actions as are necessary to continue the perfection of the respective interests of the Trust and the Indenture Trustee in the Contracts and to continue the first priority security interest of the Indenture Trustee in the Financed Vehicles and their proceeds (other than, as to such priority, any statutory lien arising by operation of law after the Closing Date which is prior to such interest), including, without limitation, the filing of financing statements, amendments thereto or continuation statements and the making of notations on records or documents of title.

         (g) If any change in the name, identity or corporate structure of the Seller or Onyx or the relocation of the chief executive office of either of them would make any financing or continuation statement or notice of lien filed under this Agreement or the other Basic Documents misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer, within the time period required by applicable law, shall file such financing statements or amendments as may be required to preserve and protect the interests of the Trust, the Indenture Trustee, the Securityholders and the Insurer in the Contracts, the related Financed Vehicles and the proceeds thereof. Promptly thereafter, the Servicer shall deliver to the Trust, the Indenture Trustee and the Insurer an Opinion of Counsel stating that, in the opinion of such counsel, all financing statements or amendments necessary fully to preserve and protect the interests of the Trust, the Indenture Trustee, the Securityholders and the Insurer in the Contracts, the related Financed Vehicles and the proceeds thereof have been filed, and reciting the details of such filings.

         (h) During the term of this Agreement, the Seller and Onyx shall each maintain its chief executive office in one of the states of the United States.

         (i) The Servicer shall pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Indenture Trustee's right, title and interest in and to the Contracts and in connection with maintaining the first priority security interest (subject to the security interest of the Insurer pursuant to the Insurance Agreement) in the Financed Vehicles and the proceeds thereof.

         (j) On the Prefunding Closing Date, the Seller shall:

                           (i) deliver a certificate from each secured creditor of the Seller confirming that such creditor has no claim of any security interest in any of the Prefunded Contracts transferred during the Funding Period;

                           (ii) deliver to each Rating Agency, the Insurer and the Indenture Trustee a Prefunding Closing Date Certificate;

                           (iii) deliver to each Rating Agency, the Insurer and the Indenture Trustee an Opinion of Counsel with respect to the absence of negative tax consequences to the Trust, the characterization of the transfer of the Prefunded Contracts and the perfection of the Indenture Trustee's interest on behalf of the Securityholders;

                           (iv) deliver to each Rating Agency, the Insurer and the Indenture Trustee with respect to any state (other than California) in which 10% or more of the Contracts (including the Prefunded Contracts), by Outstanding Principal Balance, were originated, an opinion with respect to the perfection of the security interest of the Indenture Trustee in the Financed Vehicles securing the Contracts originated in such state; and

                           (v) deliver to the Insurer an Opinion of Counsel to the effect that Onyx is duly qualified as a foreign corporation to do business, and is in good standing, in each of the states in which Prefunded Contracts have been originated.

         Failure to comply with any of the conditions set forth in this Section 2.01(j) on the Prefunding Closing Date shall be deemed to be a breach of a representation and warranty with respect to each of the Prefunded Contracts to which such failed conditions relate as of the Prefunding Closing Date.

         SECTION 2.02. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

         The Seller makes the following representations and warranties on which
(i) the Issuer is deemed to have relied in acquiring the Contracts and (ii) the Insurer is deemed to have relied in issuing the Policy; provided such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date with respect to Sections 2.02(a), (b) and
(c), and as of each Prefunding Transfer Date (with respect to the Prefunded Contracts conveyed to the Trust on such date) with respect to Sections 2.02(a) and (d), but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) As to the Seller:

                           (i) The Seller is duly organized and validly existing as a corporation organized and existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business and had at all relevant times, and has, power, authority, and legal right to originate or acquire and own the Contracts.

                           (ii) The Seller is duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

                           (iii) The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery, and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                           (iv) This Agreement constitutes (A) a valid sale, transfer, and assignment of the Funded Contracts, enforceable against creditors of and purchasers from the Seller and (B) a legal, valid, and binding obligation of the Seller enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                           (v)     The consummation of the transactions
                                   contemplated by this Agreement and the
                                   fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Seller, or any indenture, agreement, or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of the properties of the Seller pursuant to the terms of any such indenture, agreement, or other instrument (other than pursuant to the Basic Documents to which the Seller is a party); nor violate any law or any order, rule, or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties.

                           (vi) To the Seller's best knowledge after due inquiry, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement, the Notes or the Certificates, (B) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Notes or the Certificates, or (D) naming the Seller which might adversely affect the federal income tax attributes of the Notes or the Certificates.

         (b) As to each Funded Contract (except as noted below as being applicable only to either Precomputed Contracts or Simple Interest Contracts):

                           (i) The information pertaining to such Contract set forth in the related Schedule of Contracts was true and correct in all material respects at the Closing Date.

                           (ii) As of the Closing Date, such Contract was secured by a valid and enforceable first priority security interest in favor of Onyx or a subsidiary of Onyx in the related Financed Vehicle, and such security interest has been duly perfected and is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for unpaid taxes or unpaid storage or repair charges which may arise after the Closing Date in accordance with the UCC); such security interest is assignable, had been assigned by Onyx to the Seller pursuant to the Purchase Agreement, and, as of the Closing Date, has been assigned by the Seller to the Issuer pursuant to Section 2.01(a) hereof.

                           (iii) (A) If the related Contract was originated in a state in which notation of a security interest on the Title Document (or in the electronic title records, in the case of the State of California) is required or permitted to perfect the security interest in the related Financed Vehicle, the Title Document or the electronic title records for such Financed Vehicle shows, or, if a new or replacement Title Document is being applied for with respect to such Financed Vehicle, the Title Document will be received within 180 days of the Closing Date and will show, Onyx or a subsidiary of Onyx named as the original secured party under the related Contract as the holder of a first priority security interest in such Financed Vehicle, and (B) if the related Contract was originated in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show Onyx or a subsidiary of Onyx named as the original secured party under the related Contract, and in either case, the Indenture Trustee on behalf of the Securityholders and the Insurer has the same rights as such secured party has or would have (if such secured party were still the owner of such Contract) against all parties claiming an interest in such Financed Vehicle. With respect to each Contract for which the Title Document has not yet been returned from the Registrar of Titles (or evidenced in the electronic title records, in the case of the State of California), Onyx has written evidence that such Title Documents showing Onyx or a subsidiary of Onyx as first lienholder have been applied for.

                           (iv) As of the Closing Date, the Seller had good and marketable title to and was the sole owner of each such Contract to be transferred to the Issuer pursuant to Section 2.01 free of liens, claims, encumbrances and rights of others and, upon transfer of such Contract to the Issuer pursuant to Section 2.01, the Issuer will have good and marketable title to, will have a first priority perfected security interest in and will be the sole owner of such Contract free of liens, encumbrances and rights of others.

                           (v) As of the related Cut-Off Date, the most recent scheduled payment due on each such Contract had been made or was not delinquent more than 30 days and, to the best of the Seller's knowledge, all payments on the Contract were made by the related Obligors.

                           (vi) As of the Closing Date, there is no lien against the related Financed Vehicle for delinquent taxes.

                           (vii) As of the Closing Date, there is no right of rescission, offset, defense or counterclaim to the obligation of the related Obligor(s) to pay the unpaid principal or interest due under such Contract; the operation of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in part or subject such Contract to any right of rescission, offset, defense or counterclaim, and the Seller has no knowledge that such right of rescission, offset, defense or counterclaim has been asserted or threatened.

                           (viii) As of the Closing Date, to the best of the Seller's knowledge, there are no liens or claims which have been filed, including liens for work, labor, material, storage or unpaid taxes affecting the related Financed Vehicle which are or may become a lien prior to, or equal or coordinate with, the security interest granted by such Contract.

                           (ix) Such Contract, and the sale of the Financed Vehicle sold thereunder, complied, at the time it was made, in all material respects with all applicable federal, state and local laws (and regulations thereunder), including without limitation usury, equal credit opportunity, fair credit reporting, truth-in-lending or other similar laws, the Federal Trade Commission Act, the Fair Debt Collection Practices Act, the Fair Credit Billing Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, state adoptions of the National Consumer Act and the Uniform Consumer Credit Code, and other applicable state laws regulating retail installment sales contracts and loans in general and motor vehicle retail installment contracts and loans in particular; and the consummation of the transactions herein contemplated, including, without limitation, the transfer of ownership of such Contracts to the Issuer and the receipt of interest by the Securityholders, will not violate any applicable federal, state or local law.

                           (x) Such Contract is the legal, valid and binding obligation of the related Obligor(s) thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; each party to such Contract had full legal capacity to execute and deliver such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby; the terms of such Contract have not been waived, amended or modified in any respect, except by instruments that are part of the related Contract Documents, and no such waiver, amendment or modification has caused such Contract to fail to meet all of the representations, warranties and conditions, set forth herein with respect thereto.

                           (xi)    Such Contract contains customary and
                                   enforceable provisions such as to render the rights and remedies of the holder or assignee thereof adequate for the practical realization against the collateral of the benefits of the security, subject, as to enforceability, to bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally.

                           (xii) As of the Closing Date, (a) there was no default, breach, violation or event permitting acceleration existing under such Contract (except payment delinquencies permitted by subparagraph (v) above), (b) there does not exist any continuing condition that with notice or lapse of time would constitute a default, breach, violation or event permitting acceleration existing under such Contract, and (c) the Seller has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by subparagraph (v) above.

                           (xiii) As of the Closing Date each related Financed Vehicle will be covered by the Blanket Insurance Policy; each of Onyx and the Seller shall at all times comply with all of the provisions of such insurance policy applicable to it so long as such insurance policy is in effect.

                           (xiv) As of the Closing Date, (a) such Contract will require that the related Obligor(s) obtain and maintain in effect for the related Financed Vehicle a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (x) its maximum insurable value or (y) the principal amount due from the related Obligor(s) under such Contract, (ii) naming Onyx or a subsidiary of Onyx as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and (b) the Servicer shall have put in place a vendor's single interest insurance policy providing coverage upon repossession of the related Financed Vehicle in an amount equal to the lesser of the actual cash value of such Financed Vehicle, the cost of repair or replacement for such Financed Vehicle and the unpaid balance of the related Contract. Each of Onyx and the Seller shall, and Onyx shall cause any subsidiary of Onyx which originated a Contract to, at all times comply with all of the provisions of such insurance policies applicable to it.

                           (xv) Such Contract was either originated by a subsidiary of Onyx, purchased by a subsidiary of Onyx, or acquired by Onyx from a Dealer with which it ordinarily does business, and no adverse selection procedures have been utilized in selecting such Contract from all other similar contracts purchased or originated by Onyx or any such subsidiary.

                           (xvi) Payments under such Contract have been applied in accordance with the Rule of 78's Method, the Actuarial Method or the Simple Interest Method, as provided in the applicable Contract, and are due monthly in substantially equal amounts through its Maturity Date sufficient to fully amortize the principal balance of such Contract by its Maturity Date.

                           (xvii) There is only one original of such Contract and such original, together with all other related Contract Documents, is being held by the Custodian.

                           (xviii) As of the Closing Date, the Servicer has
                                   clearly marked its electronic records to indicate that such Contract is owned by the Issuer.

                           (xix) At the date of origination of the Contract, the original principal balance of such Contract was not greater than the purchase price to the related Obligor(s) (including taxes, warranties, licenses and related charges) of the related Financed Vehicle.

                           (xx) As of the related Cut-Off Date, the Seller has not received notice that any Obligor under such Contract has filed for bankruptcy.

                           (xxi) Such Contract had an original maturity of not more than 72 months and as of the related Cut-Off Date, such Contract has a remaining maturity of 72 months or less;

                           (xxii) The first payment under at least 80% of the Initial Contracts (by Outstanding Principal Balance) is due on or before October 31, 1999, and the first payment under at least 90% of the Subsequent Contracts (by Outstanding Principal Balance) is due on or before November 30, 1999.

                           (xxiii) As of the related Cut-Off Date, such Contract
                                   has a remaining principal balance of at least $500.

                           (xxiv) As of the related Cut-Off Date, such Contract is secured by a Financed Vehicle that has not been repossessed without reinstatement.

                           (xxv) The related Obligor(s) were located in Arizona, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, South Carolina, Tennessee, Texas, Utah, Virginia, Washington or Wisconsin on the date of origination of such Contract.

                           (xxvi) The Obligor on such Contract is either (a) a natural person residing in any state or (b) another entity, provided that a natural person is a joint and several Obligor with respect to such Contract.

         (c) As to all of the Funded Contracts:

                           (i) The aggregate Outstanding Principal Balance payable by Obligors of the Funded Contracts as of the related Cut-Off Date plus the initial deposit into the Prefunding Account equals the Original Pool Balance.

                           (ii) As of the Subsequent Cut-Off Date, the aggregate Outstanding Principal Balance of all Contracts originated in any single state, other than California, did not equal or exceed 10%.

         (d) As to each Prefunded Contract (except as noted below as being applicable only to either Precomputed Contracts or Simple Interest Contracts), as of the related Prefunding Transfer Date (except as otherwise noted):

                           (i) The information pertaining to such Contract set forth in the related Transfer Certificate is true and correct in all material respects as of the related Prefunding Transfer Date.

                           (ii) As of the related Prefunding Transfer Date, such Contract was secured by a valid and enforceable first priority security interest in favor of Onyx or a subsidiary of Onyx in the related Financed Vehicle, and such security interest is duly perfected and is prior to all other liens upon and security interests in such Financed Vehicle which exist or may hereafter arise or be created (except, as to priority, for any lien for unpaid taxes or unpaid storage or repair charges which may arise after the Prefunding Transfer Date in accordance with the UCC); such security interest is assignable, has been assigned by Onyx to the Seller pursuant to the Purchase Agreement and, as of the Prefunding Transfer Date, has been assigned by the Seller to the Issuer pursuant to
                                   Section 2.01(b) hereof.

                           (iii) (A) If the related Contract is originated in a state in which notation of a security interest on the Title Document (or in the electronic title records, in the case of the State of California) is required or permitted to perfect the security interest in the related Financed Vehicle, the Title Document or the electronic title records for such Financed Vehicle show, or, if a new or replacement Title Document is being applied for with respect to such Financed Vehicle, the Title Document will be received within 180 days of the related Prefunding Transfer Date and will show, Onyx or a subsidiary of Onyx named as the original secured party under the related Contract as the holder of a first priority security interest in such Financed Vehicle, and (B) if the related Contract is originated in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show Onyx or a subsidiary of Onyx named as the original secured party under the related Contract as of the related Prefunding Transfer Date, and in either case, the Indenture Trustee on behalf of the Securityholders and the Insurer has the same rights as such secured party has or would have (if such secured party were still the owner of the Contract) against all parties claiming an interest in such Financed Vehicle. With respect to each Contract for which the Title Document has not yet been returned from the Registrar of Titles (or evidenced in the electronic title records, in the case of the State of California), Onyx has received written evidence that such Title Documents showing Onyx or a subsidiary of Onyx as first lienholder have been applied for as of the related Prefunding Transfer Date.

                           (iv) As of the related Prefunding Transfer Date, the Seller had good and marketable title to and was the sole owner of each Contract to be transferred to the Issuer pursuant to Section 2.01(b) free of liens, claims, encumbrances and rights of others and, upon transfer of such Contract to the Issuer pursuant to
                                   Section 2.01(b), the Issuer will have good and marketable title to, will have a first perfected security interest in and will be the sole owner of such Contract free of liens, encumbrances and rights of others.

                           (v) As of the related Prefunding Cut-Off Date, the most recent scheduled payment due on each such Contract has been made or was not delinquent more than 30 days and, to the best of the Seller's knowledge, all payments on the Contract were made by the related Obligors.

                           (vi) As of the related Prefunding Transfer Date, there is no lien against the related Financed Vehicle for delinquent taxes.

                           (vii) As of the related Prefunding Transfer Date, there is no right of rescission, offset, defense or counterclaim to the obligation of the Obligor(s) to pay the unpaid principal or interest due under such Contract; the operation of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in part or subject such Contract to any right of rescission, offset, defense or counterclaim, and the Seller has no knowledge that such right of rescission, offset, defense or counterclaim has been asserted or threatened.

                           (viii) As of the related Prefunding Transfer Date, to the best of the Seller's knowledge, there are no liens or claims which have been filed, including liens for work, labor, material, storage or unpaid taxes affecting the related Financed Vehicle which are or may become a lien prior to, or equal or coordinate with, the security interest granted by such Contract.

                           (ix) Such Contract, and the sale of the related Financed Vehicle sold thereunder, complied, at the time it was made, in all material respects with all applicable federal, state and local laws (and regulations thereunder), including without limitation usury, equal credit opportunity, fair credit reporting, truth-in-lending or other similar laws, the Federal Trade Commission Act, the Fair Debt Collection Practices Act, the Fair Credit Billing Act, the Magnuson-Moss Warranty Act, the Federal Reserve Bond's Regulations B and Z and, the Soldiers' and Sailors' Civil Relief Act of 1940, state adoptions of the National Consumer Act and the Uniform Consumer Credit Code, and other applicable state laws regulating retail installment sales contracts and loans in general and motor vehicle retail installment contracts and loans in particular; and the consummation of the transactions herein contemplated, including, without limitation, the transfer of ownership of such Contract to the Issuer and the receipt of interest by the Securityholders, will not violate any applicable federal, state or local law.

                           (x) Such Contract is the legal, valid and binding obligation of the related Obligor(s) thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; each party to such Contract had full legal capacity to execute and deliver such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby; the terms of such Contract have not been waived, amended or modified in any respect, except by instruments that are part of the related Contract Documents, and no such waiver, amendment or modification has caused such Contract to fail to meet all of the representations, warranties and conditions set forth herein with respect thereto.

                           (xi)    Such Contract contains customary and
                                   enforceable provisions such as to render the rights and remedies of the holder or assignee thereof adequate for the practical realization against the collateral of the benefits of the security, subject, as to enforceability, to bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally.

                           (xii)   As of the related Prefunding Transfer Date,
                                   (a) there is no default, breach, violation or event permitting acceleration existing under such Contract (except payment delinquencies permitted by subparagraph (v) above), (b) there does not exist any continuing condition that with notice or lapse of time would constitute a default, breach, violation or event permitting acceleration existing under such

                                   Contract, and (c) the Seller has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by subparagraph (v) above.

                           (xiii) As of the related Prefunding Transfer Date, each related Financed Vehicle will be covered by the Blanket Insurance Policy; each of Onyx and the Seller shall at all times comply with all of the provisions of such insurance policy applicable to it so long as such insurance policy is in effect.

                           (xiv)   As of the related Prefunding Transfer Date,
                                   (a) such Contract will require that the
                                   related Obligor(s) obtain and maintain in effect for the related Financed Vehicle a comprehensive and collision insurance policy
                                   (i) in an amount at least equal to the lesser of (x) its maximum insurable value or (y) the principal amount due from the related Obligor(s) under such Contract, (ii) naming Onyx or a subsidiary of Onyx as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and (b) the Servicer shall have put in place a vendor's single interest insurance policy providing coverage upon repossession of the related Financed Vehicle in an amount equal to the lesser of the actual cash value of such Financed Vehicle, the cost of repair or replacement for such Financed Vehicle and the unpaid balance of the related Contract. Each of Onyx and the Seller shall, and Onyx shall cause any subsidiary of Onyx which originated a Contract to, at all times comply with all of the provisions of such insurance policies applicable to it.

                           (xv) Such Contract was either originated by a subsidiary of Onyx, purchased by a subsidiary of Onyx, or acquired by Onyx from a Dealer with which it ordinarily does business, and no adverse selection procedures have been utilized in selecting such Contract from all other similar contracts purchased or originated by Onyx or any such subsidiary.

                           (xvi) Payments under such Contract have been applied in accordance with Rule of 78's Method, the Actuarial Method or the Simple Interest Method, as provided in the applicable Contract, and are due monthly in substantially equal amounts through its Maturity Date sufficient to fully amortize the principal balance of such Contract by its Maturity Date.

                           (xvii) There is only one original of such Contract and such original, together with all other related Contract Documents, is being held by the Custodian.

                           (xviii) As of the related Prefunding Transfer Date,
                                   the Servicer has clearly marked its
                                   electronic records to indicate that such Contract is then owned by the Issuer.

                           (xix) At the date of origination of the Contract, the original principal balance of such Contract was not greater than the purchase price to the related Obligor(s) (including taxes, warranties, licenses and related charges) of the related Financed Vehicle.

                           (xx) As of the related Prefunding Cut-Off Date, the Seller has not received notice that any Obligor under such Contract has filed for bankruptcy.

                           (xxi) Such Contract has an original maturity of not more than 72 months, and as of the related Prefunding Cut-Off Date, such Contract has a remaining maturity of 72 months or less.

                           (xxii) As of the related Prefunding Cut-Off Date, such Contract has a remaining principal balance of at least $500.

                           (xxiii) As of the related Prefunding Cut-Off Date,
                                   such Contract is secured by a Financed
                                   Vehicle that has not been repossessed without reinstatement.

                           (xxiv) The Obligor on such Contract is either (a) a natural person residing in any state or (b) another entity, provided that a natural person is a joint and several Obligor with respect to such Contract.

                           (xxv) No more than 50% of the Prefunded Contracts transferred to the Issuer as of any Prefunding Transfer Date shall be originated in any one state.

         (e) None of the foregoing representations and warranties shall be construed as, and the Seller is specifically not making, any representations and warranties regarding the collectibility of the Contracts or the future performance of the Contracts.

         (f) The Seller has not prepared any financial statement which accounts for the transfer of the Trust Property (other than the Policy and the Spread Account) hereunder to the Issuer in any manner other than as a sale of the Trust Property (other than the Policy and the Spread Account ) by it to the Issuer, and the Seller has not in any other non-income tax respect (including, but not limited to, for accounting purposes) accounted for or treated the transfer of the Trust Property (other than the Policy and the Spread Account) hereunder in any manner other than as a sale and absolute assignment to the Issuer of the Seller's full right, title and ownership interest in the Trust Property (other than the Policy and the Spread Account) to the Issuer.

         SECTION 2.03. REPURCHASE OF CERTAIN CONTRACTS.

         The representations and warranties of the Seller set forth in Section
2.02 with respect to each Contract and each of the conditions set forth in
Section 2.01(c) with respect to each transfer of Prefunded Contracts and Section 2.01(j) with respect to the Prefunding Closing Date and sale of Prefunded Contracts shall survive delivery of the Contract Documents and shall continue until the termination of this Agreement. Upon discovery by the Seller, the Servicer, the Insurer or a Responsible Officer of the Owner Trustee, the Indenture Trustee or the Trust Agent that any of such representations and warranties was incorrect or that any of such conditions was unsatisfied as of the time made or that any of the Contract Documents relating to any such Contract has not been properly executed by the Obligor or contains a material defect or has not been received by the Custodian, such Person making such discovery shall give prompt notice to the other such Persons. If any such defect, incorrectness or omission materially and adversely affects the interest of the Noteholders, the Certificateholders, the Indenture Trustee, the Issuer or the Insurer, the Seller shall cure the defect or eliminate or otherwise cure the circumstances or condition in respect of which such representation or warranty was incorrect as of the time made; provided that if the Seller is unable to do so by the last day of the Collection Period following the Collection Period (or, if the Seller elects, the last day of such Collection Period) during which the Seller becomes aware of or receives written notice from the Servicer, the Insurer or the Indenture Trustee of such defect, incorrectness or omission, it shall repurchase such Contract on the last day of the applicable Collection Period from the Issuer at the Purchase Amount. Upon any such repurchase, the Issuer shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller any Contract purchased hereunder. The sole remedy of the Issuer, the Indenture Trustee or the Securityholders with respect to a breach of the Seller's representations and warranties pursuant to Section 2.02 shall be to require the Seller to repurchase Contracts pursuant to this Section; provided, however, that the Seller shall indemnify the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer, the Issuer and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such breach.

         SECTION 2.04. CUSTODY OF CONTRACT FILES.

         (a) Duties of Custodian. The Custodian shall:

                           (i) maintain continuous custody of the Contract Documents in secure and fire resistant facilities in accordance with customary standards for such custody. Such Contract Documents shall not be segregated to show the Issuer as owner thereof and the Indenture Trustee as the pledgee thereof, unless the Insurer requires such segregation.

                           (ii) with respect to the Contract Documents, (A) act exclusively as the Custodian for the benefit of the Indenture Trustee and (B) hold all Contract Documents for the exclusive use (notwithstanding Sections 2.04(a)(iii) and 2.04(a)(iv) below) and for the benefit of the Indenture Trustee.

                           (iii) in the event that the Servicer is not the Custodian, to the extent the Servicer directs the Custodian in writing, deliver certain specified Contract Documents to the Servicer to enable the Servicer to service the Contracts pursuant to this Agreement. At such time as the Servicer returns such Contract Documents to the Custodian, the Servicer shall provide written notice of such return to the Custodian. The Custodian shall acknowledge receipt of the returned materials by signing the Servicer's notice and shall promptly send copies of such acknowledgment or receipt to the Servicer.

                           (iv) upon reasonable prior written notice, permit the Servicer, the Indenture Trustee and the Insurer to examine the Contract Documents in the possession, or under the control, of the Custodian.

                           (v) at its own expense, maintain at all times while acting as Custodian, and keep in full force and effect (A) fidelity insurance, (B) theft of documents insurance, (C) fire insurance, and (d) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by banks that act as custodian in similar transactions.

         (b) Appointment of Custodian. As of the Closing Date, Onyx shall be the Custodian of the Contract Documents; provided, however, that (i) the Indenture Trustee (if the Notes have not been paid in full and the Indenture has not been satisfied and discharged) and the Issuer, with the consent of the Insurer, or
(ii) the Insurer, may terminate such appointment at any time, with or without cause by written notice to the Custodian, and upon the execution by the Indenture Trustee at the direction of the Insurer (or, if the Notes have been paid in full and the Indenture has been satisfied and discharged, the Issuer at the direction of the Insurer) of a letter agreement substantially in the form of Exhibit A attached hereto (the "APPOINTMENT OF CUSTODIAN"), revocably appointing such other entity acceptable to the Insurer as agent of and bailee for the Indenture Trustee (or, if applicable, the Trust) to act as Custodian (the "SUCCESSOR CUSTODIAN") of the Contract Documents, such Successor Custodian shall be so appointed and shall from the effective date of such Appointment of Custodian retain custody of the Contract Documents and any and all other documents relating to a Contract or the related Obligor or Financed Vehicle. As of the effective date of such Appointment of Custodian, the Contract Documents and any and all other documents relating to a Contract or the related Obligor or Financed Vehicle will be delivered to the Successor Custodian in its capacity as agent of and bailee for the Indenture Trustee (or, if applicable, the Trust).

         For so long as the Servicer is the Custodian of the Contract Documents, the Servicer need not maintain the Contract Documents held by it in a file area physically separate from the other installment sales contracts or loans owned or serviced by it or any of its Affiliates, unless the Insurer requires such segregation.

         SECTION 2.05. DUTIES OF SERVICER RELATING TO THE CONTRACTS.

         (a) Safekeeping. The Servicer, in its capacity as servicer, shall hold the Contract Files and any Contract Documents held by it in accordance with this Agreement on behalf of the Issuer, the Indenture Trustee and the Insurer for the use and benefit of all present and future Securityholders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Contract File as shall enable the Issuer to comply with this Agreement. In performing its duties as servicer, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the files relating to all comparable automobile contracts that the Servicer owns or services for itself or others. The Servicer shall (i) conduct, or cause to be conducted, periodic physical inspections of the Contract Files (and the Contract Documents, if the Servicer is acting as Custodian) held by it under this Agreement and of the related accounts, records and computer systems;
(ii) maintain the Contract Files (and the Contract Documents, if the Servicer is acting as Custodian) in such a manner as shall enable the Issuer, the Indenture Trustee and the Insurer to verify the accuracy of the Servicer's record keeping;
(iii) promptly report to the Issuer, the Indenture Trustee and the Insurer any failure on its part to hold the Contract Files (and the Contract Documents, if the Servicer is acting as Custodian) and maintain its accounts, records and computer systems as herein provided and (iv) promptly take appropriate action to remedy any such failure.

         (b) Maintenance of and Access to Records. The Servicer shall maintain each Contract File (other than the Contract Documents, unless the Servicer is acting as Custodian) at the address of the Servicer set forth in Section 9.04, or at such other location as shall be specified to the Issuer, the Indenture Trustee and the Insurer by 30 days' prior written notice. The Servicer shall permit the Issuer, the Indenture Trustee and the Insurer or their respective duly authorized representatives, attorneys or auditors to inspect the Contract Files and the related accounts, records and computer systems maintained by the Servicer at such times as such Persons may request.

         (c) Release of Documents. If the Servicer is acting as Custodian pursuant to Section 2.04, upon instruction from the Indenture Trustee (a copy of which shall be furnished to the Issuer and the Insurer), the Servicer shall release any document in the Contract Files to the Indenture Trustee, the Indenture Trustee's agent, or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

         (d) Monthly Reports. On the Servicer Report Date of each month, commencing with the month next succeeding the month of the Closing Date, the Servicer shall deliver to the Issuer, the Indenture Trustee and the Insurer a certificate of a Servicing Officer stating (i) the Contract Number and outstanding principal balance of each Contract that has become a Liquidated Contract since the Business Day immediately preceding the date of the last certificate delivered pursuant to this subsection (or since the Closing Date in the case of the first such certificate); (ii) that, if such Contract has been the subject of a Full Prepayment pursuant to clause (a) of the definition of the term "Full Prepayment" or is a Liquidated Contract pursuant to clause (iii) of the definition of the term "Liquidated Contract," all proceeds received in respect thereof have been deposited in or credited to the Collection Account in accordance with Section 4.02; (iv) that, if such Contract has been the subject of a Full Prepayment pursuant to clause (b) of the definition of the term "Full Prepayment," the correct Purchase Amount has been deposited in or credited to the Collection Account in accordance with Section 2.03, 3.07 or 4.02; (v) that, if such Contract is a Liquidated Contract pursuant to clause (ii) of the definition of the term "Liquidated Contract," there have been deposited in or credited to the Collection Account the related Net Liquidation Proceeds in accordance with

Section 4.02; and (vi) that the Indenture Trustee is authorized to release such Contract and the related Contract Documents as provided herein.

         (e) Schedule of Title Documents. The Servicer shall deliver to the Indenture Trustee, the Issuer and the Insurer (i) within 60 days of the Closing Date with respect to the Funded Contracts and within 60 days of the Prefunding Closing Date with respect to the Prefunded Contracts, a schedule of Title Documents for Financed Vehicles which, as of the Closing Date or the Prefunding Closing Date, as applicable, did not show Onyx or a subsidiary of Onyx as first lienholder and (ii) within 180 days of the Closing Date with respect to the Funded Contracts and within 180 days of the Prefunding Closing Date with respect to the Prefunded Contracts, a schedule of Title Documents for Financed Vehicles which, as of the date prior to such delivery, do not show Onyx or a subsidiary of Onyx as first lienholder and as to which the Seller is obligated to repurchase pursuant to the provisions hereof.

         (f) Electronic Marking of Contracts; Possession. The Servicer shall cause the electronic record of the Contracts maintained by it to be clearly marked to indicate that the Contracts have been sold to the Issuer and shall not in any way assert or claim an ownership interest in the Contracts. It is intended that pursuant to the applicable provisions of Sections 2.04 and 2.05 hereof and the Appointment of Custodian, the Custodian on behalf of the Indenture Trustee and the Insurer shall be deemed to have possession of the Contract Documents for purposes of Section 9-305 of the UCC of the state in which the Contract Documents are located.

         SECTION 2.06. INSTRUCTIONS; AUTHORITY TO ACT.

         The Servicer shall be deemed to have received proper instructions (a copy of which shall be furnished to the Issuer and the Insurer) with respect to the Contract Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

         SECTION 2.07. INDEMNIFICATION.

         Subject to Section 7.02, the Servicer shall indemnify the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer, the Custodian and the Securityholders for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever (including the reasonable fees and expenses of counsel) that may be imposed on, incurred by or asserted against the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer, the Custodian or the Securityholders as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer of the Contract Files, or the failure of the Servicer to perform its duties and service the Contracts in compliance with the terms of this Agreement; provided, however, that the Servicer shall not be liable to the Owner Trustee, the Trust Agent, the Indenture Trustee, the Custodian or the Insurer for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee, the Trust Agent, the Indenture Trustee, the Custodian or the Insurer, respectively. The Servicer shall also indemnify and hold harmless the Issuer, the Trust Property, the Securityholders, the Custodian and the Insurer against any taxes that may be asserted at any time against any of them with respect to the Contracts, including any sales, gross receipts, general corporation, personal property, privilege or license taxes (but exclusive of federal or other income taxes arising out of payments on the Contracts) and the costs and expenses in defending against such taxes. The Servicer shall (i) immediately notify the Issuer and the Indenture Trustee if a claim is made by a third party with respect to the Contracts, (ii) assume, with the consent of the Issuer, the Indenture Trustee and the Insurer, the defense of any such claim, (iii) pay all expenses in connection therewith, including counsel fees, and (iv) promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer, the Custodian or the Securityholders with respect to such Contracts.

         SECTION 2.08. EFFECTIVE PERIOD AND TERMINATION.

         The appointment of Onyx as custodian shall become effective as of the Closing Date and shall continue in full force and effect until the earlier of
(i) the execution of the Appointment of Custodian or (ii) the Certificate Final Scheduled Distribution Date. If Onyx shall subsequently resign as Servicer in accordance with the terms of this Agreement or if all of the rights and obligations of the Servicer shall have been terminated pursuant to Section 7.01, the appointment of the Servicer as Custodian may be terminated by the Insurer, or if an Insurer Default has occurred and is continuing, (i) if the Notes have not been paid in full, by the Holders of Notes evidencing not less than 25% of the outstanding principal amount of the Notes, acting together as a single class, or by the Indenture Trustee or (ii) if the Notes have been paid in full, by the Holders of Certificates evidencing not less than 25% of the outstanding principal amount of the Certificates. As soon as practicable after any termination of such appointment, Onyx as Custodian and Onyx as Servicer shall, at the Servicer's expense, deliver or cause the delivery of all Contract Documents and all Contract Files (including those held in microfiche or electronic form) to the Indenture Trustee or its agent (or, if the Indenture has been satisfied and discharged, as directed by the Trust, with the consent of the Insurer) at such place or places as the applicable party may reasonably designate and shall cooperate in good faith to effect such delivery. The foregoing notwithstanding, if the Servicer is acting as Custodian, the Servicer shall, at the request of the Insurer, deliver the Contract Documents to the Indenture Trustee in the event that such delivery is required by any Rating Agency to consider the Securities investment grade without consideration of the Policy.

         SECTION 2.09. NONPETITION COVENANT.

         (a) Neither the Seller nor the Servicer shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         (b) The Servicer shall not, nor cause the Seller to, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

         SECTION 2.10. COLLECTING TITLE DOCUMENTS NOT DELIVERED AT THE CLOSING DATE.

         In the case of any Funded Contract or Prefunded Contract in respect of which, in place of a Title Document, the Custodian received on the Closing Date or the Prefunding Closing Date, as applicable, written evidence from the Dealer selling the related Financed Vehicle that, or otherwise in respect of which, the Title Document for such Financed Vehicle showing Onyx or a subsidiary of Onyx as first lienholder has been applied for from the Registrar of Titles, the Servicer shall use its best efforts to collect (or in the case of California, to obtain evidence in the electronic title records of) such Title Document from the Registrar of Titles as promptly as possible. If such Title Document showing Onyx or a subsidiary of Onyx as first lienholder is not received by the Servicer (or in the case of the State of California, verified by the Servicer in the electronic title records) within 180 days after the Closing Date with respect to the Funded Contracts or within 180 days after the Prefunding Closing Date with respect to the Prefunded Contracts, then the representation and warranty in
Section 2.02(b)(iii) as to any such Funded Contracts or the representation and warranty in Section 2.02(d)(iii) as to any such Prefunded Contracts in respect of such Contract shall be deemed to have been incorrect in a manner that materially and adversely affects the Certificateholders, and the Seller shall be obligated to repurchase such Contract in accordance with Section 2.03.

                                   ARTICLE III

                    ADMINISTRATION AND SERVICING OF CONTRACTS

         SECTION 3.01. DUTIES OF SERVICER.

         The Servicer shall manage, service, administer, and make collections on the Contracts. The Servicer agrees that its servicing of the Contracts shall be carried out in accordance with reasonable care and, to the extent more exacting, the procedures used by the Servicer in respect of such contracts serviced by it for its own account; provided, however, that, subject to Section 3.02 as to extensions, the Servicer shall not release or waive the right to collect the unpaid balance of any Contract. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on the Contracts, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Indenture Trustee, the Issuer and the Insurer with respect to distributions and the preparation of U.S. Partnership Tax Returns (Form 1065) for the Owner Trustee to sign and file on an annual basis, based on a tax year for the Issuer that is the calendar year and any other tax forms required by any federal, state or local tax authority including with respect to original issue discount, if any. The Servicer shall have, subject to the terms hereof, full power and authority, acting alone, and subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with such managing, servicing, administration, and collection that it may deem necessary or desirable; provided, however, that the Servicer shall commence repossession efforts in respect of any Financed Vehicle when any payment on the related Contract of which is four or more months delinquent. Without limiting the generality of the foregoing, but subject to the provisions of this Agreement, the Servicer is authorized and empowered by the Indenture Trustee and the Issuer to execute and deliver, on behalf of itself, the Issuer, the Insurer, the Noteholders, the Certificateholders, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Contracts or to the Financed Vehicles. The Issuer shall furnish the

Servicer any documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer may engage agents and subservicers to fulfill its duties hereunder; provided, however, that the Servicer shall remain at all times personally liable for the acts (and failures to act) of such agents and subservicers.

         On or prior to the Closing Date, the Servicer shall deliver to the Owner Trustee, the Trust Agent, the Indenture Trustee and the Insurer a list of Servicing Officers of the Servicer involved in, or responsible for, the administration and servicing of the Contracts, which list shall from time to time be updated by the Servicer on request of the Owner Trustee, the Trust Agent, the Indenture Trustee or the Insurer.

         On the Closing Date, the Servicer shall deposit in the Collection Account (i) all installments of Monthly P&I due on or after the Initial Cut-Off Date and received by the Servicer at least two Business Days prior to the Closing Date; (ii) the proceeds of each Full Prepayment of any Contract and all partial prepayments on Simple Interest Contracts received by the Servicer on or after the Initial Cut-Off Date and at least two Business Days prior to the Closing Date; and (iii) all Net Liquidation Proceeds and Net Insurance Proceeds received with respect to a Financed Vehicle to which an Initial Contract relates received on or after the Initial Cut-Off Date and at least two Business Days prior to the Closing Date.

         On each Prefunding Transfer Date, the Servicer shall deposit in the Collection Account (i) all installments of Monthly P&I due on or after the related Prefunding Cut-Off Date and received by the Servicer at least two Business Days prior to such Prefunding Transfer Date; (ii) the proceeds of each Full Prepayment of any Prefunded Contract and all partial prepayments on Simple Interest Contracts received by the Servicer on or after the related Prefunding Cut-Off Date and at least two Business Days prior to such Prefunding Transfer Date; and (iii) all Net Liquidation Proceeds and Net Insurance Proceeds received with respect to a Financed Vehicle to which a Prefunded Contract being transferred on such date relates, received on or after the related Prefunding Cut-Off Date and at least two Business Days prior to such Prefunding Transfer Date.

         Subject to Section 4.02(a) respecting deposits in the Payahead Account, the Servicer shall deposit in or credit to the Collection Account within two Business Days of receipt all collections of Monthly P&I due on or after the related Cut-Off Date received by it on the Contracts together with the proceeds of all Full Prepayments on all Contracts and all partial prepayments on Simple Interest Contracts, and any accompanying interest. The Servicer shall likewise deposit in the Collection Account within two Business Days of receipt all Net Liquidation Proceeds and Net Insurance Proceeds. As of the last day of each Collection Period, all amounts received in each Collection Period shall be applied by the Servicer with respect to each Contract, first, to the Servicer as additional servicing compensation any amounts due for late fees, extension fees or similar charges, second to the payment of Monthly P&I, and third, in the case of partial prepayments on Precomputed Contracts, to the Payahead Account. The foregoing requirements for deposit in the Collection Account are exclusive, it being understood that collections in the nature of late payment charges or extension fees may, but need not be deposited in the Collection Account and may be retained by the Servicer as additional servicing compensation.

         With respect to payments of Monthly P&I made by Obligors to the Servicer's lock box, the Servicer shall direct the Person maintaining the lock box to deposit the amount collected on the Contracts within one Business Day to the Clearing Account. Such amounts shall be withdrawn from the Clearing Account and deposited in the Collection Account no later than the next following Business Day.

         In order to facilitate the servicing of the Contracts by the Servicer, the Servicer shall retain, subject to and only to the extent permitted by the provisions of this Agreement, all collections on the Contracts prior to the time they are remitted or credited, in accordance with such provisions, to the Collection Account or the Payahead Account, as the case may be. The Servicer acknowledges that the unremitted collections on the Contracts are part of the Trust Property and the Servicer agrees to act as custodian and bailee of the Indenture Trustee, the Issuer and the Insurer in holding such monies and collections. The Servicer agrees, for the benefit of the Indenture Trustee, the Issuer, the Securityholders and the Insurer, to act as such custodian and bailee, and to hold and deal with such monies and such collections, as custodian and bailee for the Indenture Trustee, the Issuer and the Insurer, in accordance with the provisions of this Agreement.

         The Servicer shall retain all data (including, without limitation, computerized title records) relating directly to or maintained in connection with the servicing of the Contracts at the address of the Servicer set forth in
Section 9.04 or, upon 15 days' notice to the Issuer, the Indenture Trustee and the Insurer, at such other place where the servicing offices of the Servicer are located, and shall give the Issuer, the Indenture Trustee and the Insurer access to all data (including, without limitation, computerized title records) at all reasonable times, and, while a Servicer Default shall be continuing, the Servicer shall, on demand of the Issuer, the Indenture Trustee or the Insurer deliver or cause to be delivered to the Issuer, the Indenture Trustee or the Insurer, as the case may be, all data (including, without limitation, computerized title records and, to the extent transferable, related operating software) necessary for the servicing of the Contracts and all monies collected by it and required to be deposited in or credited to the Collection Account or the Payahead Account, as the case may be.

         All deposits made by the Servicer in any Trust Account shall be made in immediately available funds.

         The Servicer shall be responsible for the payment of the fees of the Indenture Trustee, the Owner Trustee and the Trust Agent; provided that any such fees not paid as of a Distribution Date shall be paid as provided in Section 4.03(a)(ii).

         SECTION 3.02. COLLECTION OF CONTRACT PAYMENTS.

         The Servicer shall use its best efforts to collect all payments called for under the terms and provisions of the Contracts as and when the same shall become due and shall use its best efforts to cause each Obligor to make all payments in respect of his or her Contract to the Servicer. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charges in connection with delinquent payments on a Contract or prepayment charges and
(ii) in order to work out a default or an impending default due to the financial condition of an Obligor, grant up to three extensions of the Due Date of any payment for periods of 30 days or less, such that the Maturity Date of no Contract shall, under any circumstances, extend more than 120 days past the originally scheduled date of the last payment on such Contract and in no event beyond the Certificate Final Scheduled Distribution Date. The Servicer shall not extend the Maturity Date of a Contract except as provided in clause (ii) of the preceding sentence. Except as explicitly permitted by this paragraph, the Servicer shall not change any material term of a Contract, including but not limited to the interest rate, the payment amounts or due dates, or the property securing such Contract.

         SECTION 3.03. REALIZATION UPON CONTRACTS.

         The Servicer shall use its best efforts, consistent with the servicing standard specified in Section 3.01, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Contract as to which no satisfactory arrangements can be made for collection of delinquent payments. Such servicing procedures may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. In connection with such repossession or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual for prudent holders of retail installment sales contracts and as shall be in compliance with all applicable laws, and, in connection with the repossession of any Financed Vehicle or any contract in default, may commence and prosecute any proceedings in respect of such Contract in its own name or, if the Servicer deems it necessary, in the name of the Issuer or the Indenture Trustee or on behalf of the Issuer or the Indenture Trustee. The Servicer's obligations under this Section are subject to the provision that, in the case of damage to a Financed Vehicle from an uninsured cause, the Servicer shall not be required to expend its own funds in repairing such motor vehicle unless it shall determine (i) that such restoration will increase the proceeds of liquidation of the related Contract, after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable by it either as Liquidation Expenses or as expenses recoverable under an applicable insurance policy or under an insurance reserve established by the Servicer. The Servicer shall be responsible for all other costs and expenses incurred by it in connection with any action taken in respect of a Defaulted Contract; provided, however, that it shall be entitled to reimbursement of such costs and expenses to the extent they constitute Liquidation Expenses or expenses recoverable under an applicable insurance policy. All Net Liquidation Proceeds and Net Insurance Proceeds shall be deposited directly in or credited to the Collection Account (without deposit in any intervening account) to the extent required by Section 4.02.

         SECTION 3.04. INSURANCE.

         The Servicer shall cause to be maintained the Blanket Insurance Policy, and the Servicer shall cause the Indenture Trustee to be the named payee thereunder with respect to the Contracts; provided, however, that this obligation may be eliminated or modified in any manner (and this Agreement shall be amended in accordance with any such elimination or modification as the parties to the Insurance Agreement and the Rating Agencies may agree) with the consent of the Insurer but without any requirement to obtain the consent of any Noteholders or Certificateholders.

         SECTION 3.05. MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES.

         The Servicer shall take such steps as are necessary to maintain continuous perfection and priority of the security interest created by each Contract in the related Financed Vehicle, including but not limited to, obtaining the execution by the related Obligor and the recording, registering, filing, re-recording, re-registering, and refiling of all security agreements, financing statements, continuation statements or other instruments as are necessary to maintain the security interest granted by such Obligor under each respective Contract. The Issuer and the Indenture Trustee each hereby authorize the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer in the event of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Contract to the Issuer and the subsequent pledge thereof by the Issuer to the Indenture Trustee is insufficient, without a notation on the related Financed Vehicle's certificate of title (or, if applicable, in the case of the State of California, the electronic title record), or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to grant to the Issuer a perfected security interest in the related Financed Vehicle and to pledge such perfected security interest to the Indenture Trustee, Onyx hereby agrees that the identification of Onyx or a subsidiary of Onyx as the secured party on the certificate of title (or, if applicable, in the case of the State of California, the electronic title record) is deemed to be in its capacity as agent of the Indenture Trustee and further agrees to hold such certificate of title (or, if applicable, in the case of the State of California, the electronic title record) as the Indenture Trustee's agent and custodian; provided that, except as provided in Section 7.01 and the Insurance Agreement, neither the Servicer nor Onyx shall make, nor shall the Issuer or Securityholders have the right to require that the Servicer or Onyx make, any such notation on the related Financed Vehicles' certificate of title (or, if applicable, in the case of the State of California, the electronic title record) or fulfill any such additional administrative requirement of the laws of the state in which a Financed Vehicle is located.

         SECTION 3.06. COVENANTS, REPRESENTATIONS AND WARRANTIES OF SERVICER.

         The Servicer hereby makes the following covenants, representations and warranties on which (i) the Issuer is deemed to have relied in acquiring the Contracts and (ii) the Insurer is deemed to have relied in issuing the Policy. Such covenants, representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date or the related Prefunding Transfer Date, as applicable, but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) The Servicer covenants as to the Contracts:

                           (i) The Financed Vehicle securing each Contract shall not be released from the lien granted by the Contract in whole or in part, except as contemplated herein.

                           (ii) The Servicer shall not impair the rights of the Securityholders or the Insurer in the Contracts.

                           (iii) The Servicer shall not increase the number of payments under a Contract, nor increase the amount financed under a Contract, nor extend or forgive payments on a Contract, except as provided in Section 3.02.

                           (iv) The Servicer may consent to the sale or transfer by an Obligor of any Financed Vehicle if the original Obligor under the related Contract remains liable under such Contract and the transferee assumes all of the Obligor's obligations thereunder and upon doing so the credit profile with respect to such Obligor will not be changed from adequate to speculative by virtue of the addition of the transferee's obligation thereunder.

         (b) The Servicer represents and warrants as of the Closing Date:

                           (i) The Servicer (1) has been duly organized, is validly existing and in good standing as a corporation organized and existing under the laws of the State of Delaware, (2) has qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, and (3) has full power, authority and legal right to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement.

                           (ii) The execution and delivery by the Servicer of this Agreement are within the corporate power of the Servicer and have been duly authorized by all necessary corporate action on the part of the Servicer. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Servicer or its properties or the Certificate of Incorporation or Bylaws of the Servicer, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Servicer is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

                           (iii) Other than consents that have been obtained prior to the Closing Date, the Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

                           (iv) This Agreement has been duly executed and delivered by the Servicer and, assuming the due authorization, execution and delivery hereof by the Issuer, the Trust Agent and the Indenture Trustee, constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally).

                           (v) There are no actions, suits or proceedings pending or, to the knowledge of the Servicer, threatened against or affecting the Servicer, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement, or which will, if determined adversely to the Servicer, materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or materially and adversely affect the Servicer's ability to perform its obligations under this Agreement. The Servicer is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by the above-mentioned documents.

                           (vi) The Servicer has obtained or made all necessary consents, approvals, waivers and notifications of creditors, lessors and other nongovernmental persons, in each case, in connection with the execution and delivery of this Agreement, and the consummation of all the transactions herein contemplated.

         SECTION 3.07. PURCHASE OF CONTRACTS UPON BREACH BY SERVICER.

         The Servicer or the Issuer shall inform the other party and the Indenture Trustee and the Insurer promptly, in writing, upon the discovery of any breach of the covenants, representations and warranties set forth in Section
3.06 or of the covenants set forth in Sections 3.02 or 3.05. Unless the breach shall have been cured within 30 days following such discovery or receipt of notice of such breach, the Servicer shall purchase any Contract materially and adversely affected by such breach from the Issuer. As consideration for the Contract, the Servicer shall remit the Purchase Amount on the Business Day preceding the Servicer Report Date next succeeding the end of such 30-day cure period in the manner specified in Section 4.02(a). The sole remedy of the Issuer, the Indenture Trustee, or the Securityholders with respect to a breach of Section 3.02, 3.05 or 3.06 shall be to require the Servicer to purchase Contracts pursuant to this Section 3.07; provided, however, that the Servicer shall indemnify the Owner Trustee, the Indenture Trustee, the Insurer, the Issuer, the Custodian and the Securityholders against all costs, expenses, losses damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such breach.

         Any successor Servicer appointed pursuant to Section 7.02 shall not be obligated to purchase Contracts pursuant to this Section 3.07 with respect to any breaches by any prior Servicer.

         SECTION 3.08. SERVICING COMPENSATION.

         As compensation for the performance of its obligations under this Agreement and subject to the terms of this Section, the Servicer shall be entitled to receive on each Distribution Date the Servicing Fee in respect of each Contract that was Outstanding at the beginning of the Collection Period ending immediately prior to such Distribution Date; provided, however, that with respect to the first Distribution Date the Servicer will be entitled to receive the Servicing Fee in respect of each Outstanding Initial Contract as of the Initial Cut-Off Date. As servicing compensation in addition to the Servicing Fee, the Servicer shall be entitled (i) to retain all late payment charges, extension fees and similar items paid in respect of Contracts, (ii) to receive, in respect of each Rule of 78's Contract that is prepaid in full prior to its Maturity Date, the amount by which the outstanding principal balance of such Contract (determined in accordance with the Rule of 78's Method) exceeds the Principal Balance of such Contract at the time of such prepayment and (iii) to receive all investment earnings on funds credited to the Collection Account and the Payahead Account; provided, however, that the Servicer agrees that each amount payable to it pursuant to clause (ii) of this Section shall be deposited in the Spread Account and applied in accordance with the Insurance Agreement. The Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement of such expenses except to the extent provided in Section 3.03.

         SECTION 3.09.     REPORTING BY THE SERVICER.

         (a) No later than 3:00 p.m. New York City time on each Servicer Report Date, the Servicer shall deliver (by telex, facsimile, electronic transmission, first class mail, overnight courier or personal delivery) to the Issuer, the Trust Agent, the Indenture Trustee and the Insurer a statement (the "DISTRIBUTION DATE STATEMENT") setting forth with respect to the next succeeding Distribution Date:

                           (i) the Certificate Interest Distributable Amount and the Note Interest Distributable Amount for such Distribution Date;

                           (ii) the Certificate Principal Distributable Amount and the Note Principal Distributable Amount for such Distribution Date and the portion of the Note Principal Distributable Amount, if any, constituting the Accelerated Principal Distributable Amount;

                           (iii) the Certificate Distributable Amount and the Note Distributable Amount for such Distribution Date;

                           (iv)     the Premium payable to the Insurer;

                           (v) the amount to be on deposit in the Spread Account on such Distribution Date, before and after giving effect to deposits thereto and withdrawals therefrom to be made in respect of such Distribution Date;

                           (vi) the amount of the withdrawal, if any, required to be made from the Spread Account by the Indenture Trustee pursuant to Section 4.04(b);

                           (vii) the aggregate Servicing Fee with respect to the Contracts for the related Collection Period;

                           (viii) the amount of fees paid to the Owner Trustee, the Indenture Trustee and Trust Agent with respect to the related Collection Period;

                           (ix) the amount of any Note Interest Carryover Shortfall, Note Principal Carryover Shortfall, Certificate Interest Carryover Shortfall and Certificate Principal Carryover Shortfall on such Distribution Date and the change in such amounts from those with respect to the immediately preceding Distribution Date;

                           (x) the number of, and aggregate amount of, monthly principal and interest payments due on the Contracts which are delinquent as of the end of the related Collection Period presented on a 30-day, 60-day and 90-day basis;

                           (xi) the Net Collections and the Policy Claim Amount, if any, for such Distribution Date;

                           (xii) the aggregate amount of Liquidation Proceeds received for Defaulted Contracts;

                           (xiii) the net credit losses and Cram Down Losses for the Collection Period;

                           (xiv) the number and net outstanding balance of Contracts for which the Financed Vehicle has been repossessed;

                           (xv)     the Pool Balance;

                           (xvi) for each Distribution Date occurring during and immediately following the end of the Funding Period, the amount on deposit in each of the Prefunding Account and the Capitalized Interest Account on such Distribution Date, before and after giving effect to withdrawals therefrom to be made in respect of such Distribution Date; and

                           (xvii) for the Mandatory Partial Redemption Date, the Mandatory Partial Redemption Amount, if any.

Each such Distribution Date Statement shall be accompanied by an Officers' Certificate of the Servicer, which Officers' Certificate shall state that the computations reflected in such statement were made in conformity with the requirements of this Agreement.

         (b) On each Servicer Report Date, the Servicer shall deliver to the Issuer, the Trust Agent, the Indenture Trustee and the Insurer a report, in respect of the immediately preceding Collection Period, setting forth the following:

                           (i) the aggregate amount, if any, paid by or due from it for the purchases of Contracts which the Seller or the Servicer has become obligated to repurchase or purchase pursuant to Sections 2.03 or 3.07;

                           (ii) the net amount of funds which have been deposited in or credited to the Collection Account or the Payahead Account in respect of such Collection Period (including amounts, if any, collected during the next preceding Collection Period and deposited in the Payahead Account pursuant to Section 4.02) after giving effect to all permitted deductions therefrom pursuant to Section 4.02;

                           (iii) with respect to each Contract that became a Liquidated Contract during the Collection Period, the following information:

                           (A) its Contract Number;

                           (B) the effective date as of which such Contract
                  became a Liquidated Contract;

                           (C) its Monthly P&I and Principal Balance as of the
                  close of business on the last day of the preceding Collection Period (or as of the Closing Date in the case of the first Distribution Date); and

                           (D) if less than 100% of the outstanding principal
                  balance of and accrued and unpaid interest was recovered on such Liquidated Contract, the amount of the Net Liquidation Proceeds or Net Insurance Proceeds;

                           (iv) with respect to each Contract which was the subject of a Full Prepayment during such Collection Period, the following information:

                           (A) its Contract Number; and

                           (B) the date of such Full Prepayment;

                           (v) the Contract Numbers, Monthly P&I, Principal Balances and Maturity Dates of all Contracts which became Defaulted Contracts during such Collection Period;

                           (vi) any other information relating to the Contracts reasonably requested by the Owner Trustee, the Trust Agent, the Indenture Trustee or the Insurer;

                           (vii) the amount of Net Liquidation Proceeds and Net Insurance Proceeds which have been deposited in or credited to the Collection Account in respect of the Collection Period ending immediately prior to such Servicer Report Date and the cumulative amount of Net Liquidation Proceeds and Net Insurance Proceeds deposited in or credited to the Collection Account during the preceding Collection Periods;

                           (viii) with respect to each Distribution Date during and immediately following the end of the Funding Period, the Capitalized Interest Amount, if any, with respect to the related Collection Period and the amount, if any, withdrawn from the Capitalized Interest Account pursuant to this Agreement;

                           (ix) during the Funding Period, the remaining balance in the Prefunding Account; and

                           (x) for the Mandatory Partial Redemption Date, the Mandatory Partial Redemption Amount, if any.

         SECTION 3.10. ANNUAL STATEMENT AS TO COMPLIANCE.

         (a) The Servicer shall deliver to the Issuer, the Trust Agent, the Indenture Trustee and the Insurer, on or before March 15, 2000 and on or before March 15 of each fiscal year thereafter, an Officers' Certificate of the Servicer stating that (i) a review of the activities of the Servicer during the preceding fiscal year (since the Closing Date in the case of the first of such Officers' Certificates required to be delivered) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year and that no default under this Agreement has occurred and is continuing, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         (b) The Servicer shall deliver to the Issuer, the Trust Agent, the Indenture Trustee, the Insurer and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, an Officer's Certificate specifying any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under
Section 7.01.

         SECTION 3.11. ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT'S REPORT.

         On or before March 15, 2000 and on or before March 15 of each fiscal year thereafter, the Servicer at its expense shall cause a firm of nationally recognized independent certified public accountants (who may also render other services to the Servicer) to furnish a report to the Issuer, the Trust Agent, the Indenture Trustee and the Insurer to the effect that (i) they have audited the balance sheet of the Servicer as of the last day of said fiscal year and the related statements of operations, retained earnings and cash flows for such fiscal year and have issued an opinion thereon, specifying the date thereof,
(ii) they have also reviewed the reports delivered by the Servicer pursuant to
Section 3.09(b) and certain other documents and the records relating to the servicing of the Contracts and the distributions on the Notes and Certificates under this Agreement, (iii) their audit and review as described under clauses
(i) and (ii) above was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as they considered necessary in the circumstances, and
(iv) their audits and reviews described under clauses (i) and (ii) above disclosed no exceptions which, in their opinion, were material, relating to the servicing of such Contracts in accordance with this Agreement and the making of distributions on the Notes and Certificates in accordance with this Agreement, or, if any such exceptions were disclosed thereby, setting forth those exceptions which, in their opinion, were material.

         SECTION 3.12. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING
                       CONTRACTS.

         If the Servicer is acting as Custodian, the Servicer shall provide to the Securityholders, the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee and the Insurer reasonable access to the Contract Files and Contract Documents. Access shall be afforded without charge, but only upon reasonable request and during normal business hours at designated offices of the Servicer.

Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         SECTION 3.13. FIDELITY BOND.

         The Servicer shall maintain a fidelity bond in such form and amount as is customary for banks acting as custodian of funds and documents in respect of mortgage loans or consumer contracts on behalf of institutional investors.

         SECTION 3.14. INDEMNIFICATION; THIRD PARTY CLAIMS.

         Subject to Section 7.02, the Servicer agrees to indemnify and hold the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer, the Custodian and the Securityholders harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any reasonable other costs, fees and expenses that the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer, the Custodian or Securityholders may sustain because of the failure of the Servicer to perform its duties and service the Contracts in compliance with the terms of this Agreement. The Servicer shall (i) immediately notify the Issuer and the Indenture Trustee in writing if a claim is made by a third party with respect to the Contracts, (ii) assume, with the consent of the Issuer, the Indenture Trustee and the Insurer, the defense of any such claim, (iii) pay all expenses in connection therewith, including counsel fees, and (iv) promptly pay, discharge and satisfy any judgment or decree which may be entered with respect to such claim against the Servicer, the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer, the Custodian or the Securityholders.

         SECTION 3.15. REPORTS TO SECURITYHOLDERS AND THE RATING AGENCIES.

         (a) The Indenture Trustee at its own expense shall provide to each Securityholder a copy of each Distribution Date Statement described in Section 3.09(a) concurrently with the delivery of the statement described in Section
4.05 below.

         (b) The Indenture Trustee shall provide to any Securityholder who so requests in writing (addressed to the Corporate Trust Office of the Indenture Trustee) a copy of the annual audit statement described in Section 3.10, or the annual audit report described in Section 3.11. The Indenture Trustee may require the Certificateholder to pay a reasonable sum to cover the cost of the Indenture Trustee's complying with such request.

         (c) The Indenture Trustee shall forward to the Rating Agencies and the Insurer the statement to Securityholders described in Section 4.05 and any other reports it may receive pursuant to this Agreement to (i) Standard & Poor's Ratings Services, Asset-Backed Surveillance Group, 55 Water Street, New York, New York 10041, (ii) Moody's Investors Service, Inc., ABS Monitoring Dept., 99 Church Street, 4th Floor, New York, New York 10007, and (iii) the address of the Insurer at the address set forth in the Insurance Agreement.

         SECTION 3.16. ACCESS TO LIST OF NOTEHOLDERS' NAMES AND ADDRESSES.

         The Indenture Trustee shall furnish or cause to be furnished to the Servicer, the Insurer and the Seller, within 15 days after receipt by the Indenture Trustee of a written request therefor from the Servicer, the Insurer or the Seller, a list, in such form as the Servicer, the Insurer or the Seller may reasonably require, of the names and addresses of the Noteholders as of the most recent Record Date. If three or more Noteholders, or one or more Noteholders evidencing not less than 25% of the aggregate outstanding principal balance of the Notes (hereinafter referred to as "Applicants"), apply in writing to the Indenture Trustee, and such application states that the Applicants desire to communicate with other Noteholders with respect to their rights hereunder or under the Notes and such application is accompanied by a copy of the communication that such Applicants propose to transmit, then the Indenture Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Noteholders. Each Noteholder, by receiving and holding a Note, agrees with the Servicer, the Seller and the Indenture Trustee that none of the Servicer, the Seller or the Indenture Trustee shall be held accountable by reason of the disclosure of any such information as to its name and address hereunder, regardless of the source from which such information was derived.

                                   ARTICLE IV

                         DISTRIBUTIONS; SPREAD ACCOUNT;
                          STATEMENTS TO SECURITYHOLDERS

         SECTION 4.01. ESTABLISHMENT OF TRUST ACCOUNTS.

         (a) Prior to the Closing Date, the Servicer shall open, at a depository institution (which may be the same depository institution which is acting in the capacity as Indenture Trustee), the following accounts:

                           (i) an account denominated "Collection Account - OT 1999-D, The Chase Manhattan Bank, Indenture Trustee" (the "COLLECTION ACCOUNT");

                           (ii) an account denominated "Payahead Account - OT 1999-D, The Chase Manhattan Bank, as agent" (the "PAYAHEAD ACCOUNT");

                           (iii) an account denominated "Spread Account - OT 1999-D, The Chase Manhattan Bank, Indenture Trustee" (the "SPREAD ACCOUNT");

                           (iv) an account denominated "Note Distribution Account - OT 1999-D, The Chase Manhattan Bank, Indenture Trustee" (the "NOTE DISTRIBUTION ACCOUNT");

                           (v)      an account denominated "Certificate
                                    Distribution Account - OT 1999-D, The Chase
                                    Manhattan Bank, Trust Agent" (the
                                    "CERTIFICATE DISTRIBUTION ACCOUNT");

                           (vi) an account denominated "Prefunding Account - OT 1999-D, The Chase Manhattan Bank, Indenture Trustee" (the "PREFUNDING ACCOUNT"); and

                           (vii) an account denominated "Capitalized Interest Account - OT 1999-D, The Chase Manhattan Bank, Indenture Trustee" (the "CAPITALIZED INTEREST ACCOUNT").

         In addition, the Indenture Trustee shall establish a trust account to be maintained in the Corporate Trust Office of the Indenture Trustee denominated "Payment Account - OT 1999-D, The Chase Manhattan Bank, Indenture Trustee" (the "PAYMENT ACCOUNT" and, together with the accounts described in clauses (i) through (vii) above, the "TRUST ACCOUNTS"). The Trust Accounts shall be Eligible Accounts (subject to the requirement that the Payment Account must be maintained as provided in the immediately preceding sentence) and relate solely to the Securities and to the Contracts and, if applicable, the related Eligible Investments. The location and account numbers of the Trust Accounts as of the Closing Date are set forth on Schedule II. The Servicer shall give the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee and the Insurer at least five Business Days' written notice of any change in the location of any Trust Account and any related account identification information. All amounts, financial assets and investment property held in, deposited in or credited to, from time to time, the Trust Accounts (other than the Payahead Account and investment income credited to the Collection Account and the Capitalized Interest Account) shall be part of the Trust Property and all amounts, financial assets and investment property held in, deposited in or credited to, from time to time, the Collection Account, the Spread Account, the Prefunding Account and the Capitalized Interest Account shall be invested by the Indenture Trustee in Eligible Investments pursuant to Section 4.01(c).

         (b) If as of the last day of a Collection Period a payment in an amount less than the scheduled payment of Monthly P&I has been made for a Precomputed Contract with respect to which amounts have been deposited in or credited to the Payahead Account in a preceding Collection Period in accordance with Sections
3.01 and 4.02(a), the Servicer shall withdraw from the Payahead Account and deposit into the Collection Account by the fifth Business Day preceding the Distribution Date immediately succeeding such Collection Period the amount equal to the difference between such scheduled payment of Monthly P&I and such actual payment, to the extent available from amounts deposited in or credited to the Payahead Account with respect to such Contract. Amounts on deposit in the Payahead Account shall be invested by the depository institution maintaining the Payahead Account upon the written direction of the Servicer in Eligible Investments which mature not later than the fifth Business Day prior to the Distribution Date to which such amounts relate, and any earnings on such Eligible Investments shall be payable to the Servicer monthly. The Payahead Account and all amounts on deposit therein or credited thereto shall not be considered part of the Trust Property.

         (c) All funds in the Collection Account, the Spread Account, the Prefunding Account and the Capitalized Interest Account shall be invested by the Indenture Trustee (if the Indenture Trustee maintains the applicable account), or on behalf of the Indenture Trustee by the depository institution maintaining such account, in Eligible Investments only upon the written direction from the Servicer or the Insurer, as described below. Subject to the limitations set forth herein, the Servicer may direct the depository institution maintaining the Collection Account, the Spread Account, the Prefunding Account and the Capitalized Interest Account in writing (with a copy of such direction to the

Indenture Trustee, if the Indenture Trustee is not the applicable depository institution) to invest funds in the Collection Account, the Spread Account, the Prefunding Account and the Capitalized Interest Account in Eligible Investments; provided that (i) in the absence of such directions from the Servicer, the Insurer may so direct, and (ii) at any time during the continuance of a Servicer Default, only the Insurer, or for so long as an Insurer Default shall have occurred and be continuing, only the Issuer, may give such investment directions. All such investments shall be in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable. All income or other gain from investment of monies deposited in or credited to the Collection Account shall be paid by the depository institution maintaining the Collection Account to the Servicer monthly. All income or other gain from investment of monies deposited in or credited to the Spread Account, the Prefunding Account and the Capitalized Interest Account shall be deposited in or credited to such Account immediately upon receipt, and any loss resulting from such investment shall be charged to such Account. The maximum permissible maturities of any investments of funds in the Collection Account, the Spread Account and the Capitalized Interest Account on any date shall not be later than the Servicer Report Date immediately preceding the Distribution Date next succeeding the date of such investment; provided, however, that if the Indenture Trustee is maintaining the applicable account, such funds may be invested by the Indenture Trustee in Eligible Investments of the entity that is serving as Indenture Trustee (or an entity which meets the criteria in clauses (i)(b) or (i)(c) of the definition of Eligible Account) that mature on the Business Day prior to such Distribution Date. The maximum permissible maturity of any investments of funds in the Prefunding Account on any date shall not be later than the next Business Day. No investment in Eligible Investments may be sold prior to its maturity. The funds on deposit in the Payment Account, the Note Distribution and the Certificate Distribution Account shall remain uninvested.

         (d) In the absence of written direction as provided above, all funds held in the Spread Account, the Collection Account, the Prefunding Account and the Capitalized Interest Account shall remain uninvested. In addition, if the applicable depository institution receives what it perceives to be conflicting directions regarding the investment of funds in the Collection Account, the Spread Account, the Prefunding Account or the Capitalized Interest Account, the directions of the Insurer shall control unless an Insurer Default shall have occurred and be continuing, in which case the directions of the Servicer shall control unless a Servicer Default shall have occurred and be continuing, in which case the directions of the Issuer shall control. In addition, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the foregoing Trust Accounts held by or on behalf of the Indenture Trustee resulting from any investment loss on any Eligible Investments.

         SECTION 4.02. COLLECTIONS; TRANSFERS TO PAYAHEAD ACCOUNT; REALIZATION
                       UPON POLICY; NET DEPOSITS; TRANSFERS TO PAYMENT ACCOUNT.

         (a) Subject to the last sentence of this Section 4.02(a), the Servicer shall remit or credit all payments on a daily basis, within two Business Days of receipt, by or on behalf of Obligors on the Contracts, and all Net Liquidation Proceeds and Net Insurance Proceeds and other monies as required to the Collection Account. Prior to the Servicer Report Date, amounts with respect to Precomputed Contracts which are otherwise required to be deposited in or credited to the Collection Account pursuant to the immediately preceding sentence shall instead be deposited in or credited to the Payahead Account to the extent that such amounts are installments of Monthly P&I which are due in a Collection Period relating to a Distribution Date subsequent to the Distribution Date immediately succeeding the date of receipt. The Servicer or the Seller, as the case may be, each shall remit or credit to the Collection Account each Purchase Amount to be remitted by it with respect to Purchased Contracts on the Business Day preceding the Servicer Report Date next succeeding (i) the end of the Collection Period in which the applicable Contract is repurchased by the Seller pursuant to Section 2.03, in the case of the Seller or (ii) the last day of the related cure period specified in Section 3.07, in the case of the Servicer.

         (b) On the Servicer Report Date, the Servicer shall determine the Policy Claim Amount, if any, which exists with respect to the related Distribution Date and submit a Distribution Date Statement pursuant to Section 3.09.

         (c) The Indenture Trustee shall, no later than 12:00 p.m., New York City time, on the third Business Day prior to each Distribution Date (based solely on the information contained in the Distribution Date Statement, delivered on the applicable Servicer Report Date), make a claim under the Policy for the Policy Claim Amount, if any, for such Distribution Date by delivering to the Fiscal Agent, with a copy to the Insurer, the Trust Agent and the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "DEFICIENCY NOTICE") specifying the Policy Claim Amount, if any, for such Distribution Date, separately identifying the amount of the Policy Claim Amount payable in respect of each Class of Notes and the Certificates. Each Deficiency Notice shall direct the Insurer to remit such Policy Claim Amount to the Indenture Trustee for deposit in the Payment Account. In making any such claim, the Indenture Trustee shall comply with all the terms and conditions of the Policy. Upon receipt of the Policy Claim Amount, the Indenture Trustee shall apply the portion thereof, if any, representing the Deficiency Amount with respect to a Distribution Date as provided in Section 4.03(a). Any amounts received by the Indenture Trustee under the Policy that represent Preference Amounts shall be paid, in accordance with the Policy, to the applicable Noteholder(s) and Certificateholder(s).

         (d) So long as Onyx is the Servicer, the Servicer may make deposits in or credits to the Collection Account net of amounts to be paid to the Servicer under this Agreement. Notwithstanding the foregoing, the Servicer shall maintain the records and accounts for such deposits and credits on a gross basis.

         (e) On the Business Day immediately preceding each Distribution Date, based solely on the Distribution Date Statement, the Servicer shall cause funds equal to the amount of Net Collections available with respect to such Distribution Date on deposit in the Collection Account to be withdrawn from the Collection Account and deposited into the Payment Account to be distributed pursuant to Section 4.03(a).

         SECTION 4.03. DISTRIBUTIONS.

         (a) On each Distribution Date, based solely on the Distribution Date Statement, the Indenture Trustee will apply the Net Collections available from the Payment Account, along with any amounts deposited into the Payment Account from the Prefunding Account and the Capitalized Interest Account, with respect to such Distribution Date to make the following deposits and distributions in the following amounts and order of priority:

                           (i)      to the Servicer, the Servicing Fee,
                                    including any accrued and unpaid Servicing
                                    Fees with respect to one or more prior
                                    Collection Periods;

                           (ii) to the Indenture Trustee, the Owner Trustee and the Trust Agent, any accrued and unpaid fees of the Indenture Trustee, the Owner Trustee and the Trust Agent, in each case to the extent such fees have not been previously paid by the Servicer;

                           (iii) to the Note Distribution Account, the Note Interest Distributable Amount to be paid to the Holders of the Notes at their respective Interest Rates;

                           (iv) to the Note Distribution Account, if such Distribution Date is a Note Final Scheduled Distribution Date for any Class of Notes, the Note Principal Distributable Amount to the extent of the remaining principal amount of such Class of Notes, to be paid to the Holders of such Class of Notes;

                           (v) to the Certificate Distribution Account, the Certificate Interest Distributable Amount, to be distributed to the Holders of the Certificates;

                           (vi) if such Distribution Date is the Mandatory Partial Redemption Date, to the Note Distribution Account, the Mandatory Partial Redemption Amount, to be distributed to the Holders of the Class A-1 Notes if such amount is less than or equal to $50,000, and to be distributed to the Holders of all Notes, pro rata based on the then outstanding principal balance of the Notes, if such amount exceeds $50,000;

                           (vii) to the Note Distribution Account, solely from Net Collections (plus amounts transferred from the Prefunding Account representing earnings from investments therein and amounts transferred from the Capitalized Interest Account, if any) remaining after giving effect to the distributions described in clauses (i) through (vi) above, the remaining Note Principal Distributable Amount (after giving effect to the payment, if any, described in clause (iv) above), to be paid first to the Holders of the Class A-1 Notes until the principal amount of the Class A-1 Notes has been reduced to zero, second, to the Holders of the Class A-2 Notes until the principal amount of the Class A-2 Notes has been reduced to zero, third, to the Holders of the Class A-3 Notes until the principal amount of the Class A-3 Notes has been reduced to zero, and fourth, to the Holders of the Class A-4 Notes until the principal amount of the Class A-4 Notes has been reduced to zero.

                           (viii) to the Certificate Distribution Account, if such Distribution Date is the Certificate Final Scheduled Distribution Date, the Certificate Principal Distributable Amount to the extent of the Certificate Balance, to be distributed to the Holders of the Certificates;

                           (ix) to the Certificate Distribution Account, if such Distribution Date is not the Certificate Final Scheduled Distribution Date, after giving effect to the distributions described in clauses (i) through (vii) above, the remaining Certificate Principal Distributable Amount to the extent of the Certificate Balance, to be distributed to the Holders of the Certificates;

                           (x) to the Insurer, after giving effect to the distributions described in clauses (i) through (ix) above, any amounts, including the Premium, owing to the Insurer under the Insurance Agreement;

                           (xi) to the Spread Account, after giving effect to the distributions described in clauses
                                    (i) through (x) above, the amount, if any, required to increase the amount therein to the Spread Account Maximum for such Distribution Date; and

                           (xii) any amounts remaining after distribution of the Accelerated Principal Distributable Amount as part of the Note Principal Distributable Amount, if applicable, shall be deposited into the Spread Account.

Any amounts deposited in the Payment Account pursuant to 4.04(b) with respect to a Distribution Date and any amounts received by the Indenture Trustee as a result of a claim under the Policy that represent the Deficiency Amount with respect to such Distribution Date shall be applied by the Indenture Trustee solely to make the deposits and distributions referred to in clauses (i) through
(v) and (viii) above, in that order of priority, but only to the extent that the Net Collections (plus amounts transferred to the Payment Account from the Prefunding Account, representing earnings from investments therein, and amounts transferred to the Payment Account from the Capitalized Interest Account, if any) with respect to such Distribution Date, after application as provided above, were insufficient to make such deposit or distribution. In addition, if the Insurer pays any amounts to the Indenture Trustee with respect to a Distribution Date in connection with the Insurer's election to pay, as provided in the Policy, all or a portion of any shortfalls in the amount of Net Collections (plus amounts transferred to the Payment Account from the Prefunding Account, representing earnings from investments therein, and amounts transferred to the Payment Account from the Capitalized Interest Account, if any) with respect to such Distribution Date available to distribute the amounts referred to in clauses (vii) and (ix) above, the Indenture Trustee shall distribute the amounts so received from the Insurer as provided in such clauses.

         (b) On each Distribution Date, based solely on the Distribution Date Statement, the Trust Agent shall distribute all amounts on deposit in the Certificate Distribution Account to Certificateholders in respect of the Certificates to the extent of amounts due and unpaid on the Certificates for principal and interest in the following amounts and order of priority:

                           (i)      the Certificate Interest Distributable
                                    Amount; and

                           (ii) the Certificate Principal Distributable Amount to the extent of the Certificate Balance;

In addition, any amounts deposited in the Certificate Distribution Account on a Distribution Date for distribution to holders of the Residual Interests as provided in Section 4.04(b) shall be so distributed on such Distribution Date by the Trust Agent. All distributions to Certificateholders or holders of the Residual Interests shall be made pro rata by check mailed to each Certificateholder of record on the Record Date next preceding the Distribution Date for such distribution; provided, that if so directed by the Servicer, in the case of Certificates registered in the name of a Clearing Agency, such distribution shall be made by wire transfer in immediately available funds.

         (c) Interest accrued on the Certificates but not paid on any Distribution Date shall be due and payable on the immediately succeeding Distribution Date, together with, to the extent permitted by applicable law, interest on such amount at the Certificate Rate, all as provided in the definition of Certificate Interest Carryover Shortfall.

         SECTION 4.04. SPREAD ACCOUNT.

         (a) The Spread Account will be held for the benefit of the Securityholders and the Insurer.

         (b) On each Distribution Date, based solely on the Distribution Date Statement, the Indenture Trustee shall withdraw funds from the Spread Account, to the extent funds are on deposit therein, equal to the amount by which the sum of the amounts set forth in Section 4.03(a), clauses (i) though (v) and (viii) with respect to such Distribution Date exceeds the amount of Net Collections (plus amounts transferred to the Payment Account from the Prefunding Account, representing earnings from investments therein, and amounts transferred to the Payment Account from the Capitalized Interest Account, if any) available with respect to such Distribution Date. The Indenture Trustee shall deposit any such funds withdrawn from the Spread Account into the Payment Account to be distributed pursuant to Section 4.03(a). Funds shall also be withdrawn from the Spread Account by the Indenture Trustee, as directed by the Insurer to reimburse the Insurer for draws with respect to any Preference Amount. If the amount of cash on deposit in the Spread Account on any Distribution Date (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date other than withdrawals relating to distributions to be made pursuant to this sentence) exceeds the maximum amount of the cash component of the Spread Account, as specified in the definition of "Spread Account Maximum" set forth in the Insurance Agreement, the Indenture Trustee shall, based solely on the Distribution Date Statement, distribute any excess first, to the Insurer, to the extent of any amounts owing to the Insurer pursuant to the Insurance Agreement, and second, to the Certificate Distribution Account for distribution to holders of the Residual Interests. Upon any such distributions to the Insurer or the holders of the Residual Interests, the Securityholders will have no further rights in, or claims to, such amounts.

         (c) Amounts held in the Spread Account shall be invested in the manner specified in Section 4.01(c), and such investments shall be made in accordance with written instructions from the Servicer; provided that, if the Indenture Trustee does not receive any such written instructions prior to any date on which an investment decision must be made, the funds held in the Spread Account will remain uninvested. All such investments shall be made in the name of the Indenture Trustee or its nominee and such investments shall not be sold or disposed of prior to their maturity.

         (d) Ninety-one (91) days following the termination of the Trust pursuant to Section 9.01 of the Trust Agreement, any amounts on deposit in the Spread Account, after payments of amounts due to the Securityholders or the Insurer pursuant to the Insurance Agreement, shall be paid to the holders of the Residual Interests; provided, however, that if an insolvency event of the type described in Section 7.01(d) or (e) with respect to any of the Seller, the Servicer, the Indenture Trustee or the Securityholders (collectively, the "POTENTIAL PREFERENCE PARTIES") shall have occurred during the period ending ninety-one (91) days after payment in full to the Securityholders of all amounts payable with respect to the Securities and the payment in full of the Repayment Amount then the funds on deposit in the Spread Account shall be retained until the date all applicable statute of limitation periods with respect to all applicable preference actions and periods have expired and during which time no preference action or similar proceeding at law or in equity is commenced, at which time, the Insurer shall direct the Indenture Trustee in writing to release all amounts in the Spread Account to the holders of the Residual Interests, pro rata in proportion to percentage portion of the Residual Interest (the "PERCENTAGE INTEREST") of each such holder of the Residual Interests. In the event that any preference action referred to above is commenced during any applicable statute of limitations period, funds deposited in the Spread Account shall be retained until the date on which there is a final determination by a court of competent jurisdiction as to whether any payment or payments made pursuant to this Agreement, the Indenture, the Indemnification Agreement or the Insurance Agreement is recoverable from any of the Insurer, the Noteholders or the Certificateholders. If it is so determined that a payment is so recoverable, funds deposited in the Spread Account shall be applied by the Indenture Trustee at the written direction of the Insurer first to pay any and all such claims with respect to such preference actions as the Securityholders and the Insurer may be required to pay and then to the holders of the Residual Interests, pro rata in proportion to their Percentage Interests. If it is determined that any such payment is not recoverable, the Insurer shall direct the Indenture Trustee in writing to release all amounts on deposit in the Spread Account to the holders of the Residual Interests, pro rata in proportion to their Percentage Interests, upon receipt by the Insurer of both a final order determining that such payments are not recoverable and an opinion of nationally recognized bankruptcy counsel to the effect that such appeal is final and not subject to appeal. For purposes of compliance with this Section 4.04(d), the Indenture Trustee shall be entitled to rely on written instructions from the Insurer.

         (e) In the event any of the holders of the Residual Interests seek to have the amounts remaining on deposit in the Spread Account released to holders of the Residual Interests prior to the expiration of the ninety-one (91) day period specified in Section 4.04(d) above, then, if (i) amounts payable with respect to the Notes and the Certificates have been fully paid to the Noteholders and the Certificateholders, respectively, (ii) the Repayment Amount and all other amounts owing to the Insurer pursuant to the Insurance Agreement have been paid in full, (iii) no case or proceeding described in Sections 7.01(d) or (e) has occurred with respect to the Potential Preference Parties, and (iv) either (A) the long term unsecured debt of the Seller and the Servicer is rated "BBB-" or better by Standard & Poor's and "Baa3" or better by Moody's,
(B) the Insurer shall have received a favorable opinion or opinions, satisfactory in form and substance to the Insurer, from counsel to Onyx, the Seller and the Servicer, to the effect that in the event a case or proceeding described in Sections 7.01(d) or (e) were to occur with respect to the Potential Preference Parties, no payment pursuant to this Agreement or the Insurance Agreement would be recoverable from either the Insurer or the Securityholders, and such other matters as the Insurer may reasonably request, or (C) the Insurer, in its sole discretion, elects to have the remaining amounts on deposit in the Spread Account paid to the holders of the Residual Interests, then, in any such event, all remaining amounts on deposit in the Spread Account shall be paid to the holders of the Residual Interests, pro rata in proportion to their Percentage Interests.

         SECTION 4.05. STATEMENTS TO SECURITYHOLDERS.

         (a) On each Distribution Date, (i) the Indenture Trustee shall include with each distribution to each Noteholder of record as of the related Record Date, and (ii) the Trust Agent shall include with each distribution to each Certificateholder of record as of the related Record Date, a statement, prepared by the Servicer, based on the information in the Distribution Date Statement furnished pursuant to Section 3.09, setting forth for such Distribution Date the following information as of the related Record Date or such Distribution Date, as the case may be:

                           (i) the amount of such distribution allocable to principal (stated separately for each Class of Notes and the Certificates), separately identifying the aggregate amount included therein of any (i) Full Prepayments of principal on Precomputed Contracts and (ii) Full Prepayments and partial prepayments of principal on Simple Interest Contracts;

                           (ii) the amount of such distribution allocable to interest (stated separately for each Class of Notes and the Certificates);

                           (iii) the Note Percentage and the Certificate Percentage as of the close of business on the last day of such Collection Period;

                           (iv) the Certificate Distributable Amount and the Note Distributable Amount for such Distribution Date;

                           (v)      the Premium payable to the Insurer;

                           (vi) the amount to be on deposit in the Spread Account on such Distribution Date, before and after giving effect to deposits thereto and withdrawals therefrom to be made in respect of such Distribution Date;

                           (vii) the amount of the withdrawal, if any, required to be made from the Spread Account by the Indenture Trustee, specifying as to whether such amount is to be (A) deposited into the Payment Account, (B) paid to the Insurer or (C) deposited into the Certificate Distribution Account for distribution to the holders of the Residual Interests pursuant to Section 4.04(b);

                           (viii) the aggregate Servicing Fee with respect to the Contracts for the related Collection Period;

                           (ix) the amount of fees paid to the Owner Trustee, the Trust Agent and the Indenture Trustee, with respect to the related Collection Period;

                           (x) the amount of any Note Interest Carryover Shortfall, Note Principal Carryover Shortfall, Certificate Interest Carryover Shortfall and Certificate Principal Carryover Shortfall on such Distribution Date and the change in such amounts from those with respect to the immediately preceding Distribution Date;

                           (xi) the number of, and aggregate amount of, monthly principal and interest payments due on the Contracts which are delinquent as of the end of the related Collection Period presented on a 30-day, 60-day and 90-day basis;

                           (xii) the Net Collections and the Policy Claim Amount, if any, for such Distribution Date;

                           (xiii) the aggregate amount of Liquidation Proceeds received for Defaulted Contracts;

                           (xiv) the net credit losses and Cram Down Losses for the Collection Period;

                           (xv) the number and net outstanding balance of Contracts for which the Financed Vehicle has been repossessed;

                           (xvi) the Pool Balance, the Note Pool Factor for each Class of Notes and the Certificate Pool Factor as of such Distribution Date after giving effect to the distribution made on such Distribution Date;

                           (xvii) on each Distribution Date occurring during and immediately following the end of the Funding Period, the amount on deposit in each of the Prefunding Account and the Capitalized Interest Account on such Distribution Date, before and after giving effect to withdrawals therefrom to be made in respect of such Distribution Date;

                           (xviii) on each Distribution Date occurring during and immediately following the end of the Funding Period, the amounts of investment earnings and other amounts transferred from the Prefunding Account and the amounts transferred from the Capitalized Interest Account to the Payment Account; and

                           (xix) on the Distribution Date immediately following the end of the Funding Period, the Mandatory Partial Redemption Amount.

Each amount set forth pursuant to subclauses (i) or (ii) above shall be expressed as a dollar amount per $1,000.00 of original principal amount of a Note or original Certificate Balance, as the case may be.

         (b) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Servicer shall prepare and furnish to the Issuer, the Indenture Trustee and each Paying Agent, and the Paying Agent for the Notes and the Paying Agent for the Certificates shall furnish to each Person who on any Record Date during such calendar year shall have been a Holder of a Note or a Certificate, respectively, a statement or statements containing the sum of the amounts set forth in clauses (i) and
(ii) above for such calendar year and such other information as is reasonably necessary for the preparation of such Person's federal income tax return in respect of the Notes or Certificates or, in the event such Person shall have been a Holder of a Note or a Certificate during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Noteholder's or Certificateholder's preparation of federal income tax returns.

         SECTION 4.06. CAPITALIZED INTEREST ACCOUNT.

         (a) Pursuant to Section 4.01, the Servicer shall establish the Capitalized Interest Account in the name of the Indenture Trustee for the benefit of the Securityholders and the Insurer.

         (b) On the Closing Date, the Seller shall deposit the Initial Capitalized Interest Amount into the Capitalized Interest Account.

         (c) On the Business Day immediately preceding each Distribution Date, based solely on the Distribution Date Statement, the Servicer shall withdraw or cause to be withdrawn funds equal to the Capitalized Interest Amount with respect to such Distribution Date from amounts on deposit in the Capitalized Interest Account and deposit or cause to be deposited such funds into the Payment Account, to be distributed pursuant to Section 4.03.

         (d) On each Distribution Date during and immediately following the Funding Period, based on the written instructions of the Servicer, the Indenture Trustee shall release to the Seller from the Capitalized Interest Account an amount such that the balance remaining in the Capitalized Interest Account after such release and after any transfer of the Capitalized Interest Amount to the Payment Account pursuant to Section 4.06(c) will equal the Maximum Capitalized Interest Amount. On the Distribution Date following the Mandatory Partial Redemption Date, the Indenture Trustee shall release to the Seller any amounts remaining on deposit in the Capitalized Interest Account after giving effect to the required distribution to Securityholders on such date.

         SECTION 4.07. PREFUNDING ACCOUNT.

         (a) Pursuant to Section 4.01, the Servicer shall establish the Prefunding Account in the name of the Indenture Trustee for the benefit of the Securityholders and the Insurer.

         (b) On the Closing Date, the Seller shall deposit into the Prefunding Account an amount equal to the Prefunded Amount from the proceeds of the sale of the Securities. Upon receipt of a Transfer Certificate by 10:00 a.m. California time on each Prefunding Transfer Date, the Indenture Trustee shall withdraw from the Prefunding Account an amount equal to the Outstanding Principal Balance of the Prefunded Contracts (as indicated in the Transfer Certificate and determined as of the related Prefunding Cut-Off Date) that have been delivered to the Custodian, on behalf of the Indenture Trustee, and wire such amount by federal funds to the Seller's account listed in the Transfer Certificate relating to such Prefunding Transfer Date by 1:00 p.m. California time on the same day (or if such Transfer Certificate and Contract Documents referenced therein are not received by, or on behalf of, the Indenture Trustee by the 10:00 a.m. deadline, then by 1:00 p.m. California time on the next Business Day).

         (c) If any amount remains on deposit in the Prefunding Account on the last day of the Funding Period, such amount shall be invested at the written instruction of the Servicer in a single Eligible Investment which matures on the Business Day preceding the Mandatory Partial Redemption Date; provided, that in the event no such Eligible Investment is available, such amount shall not be invested but shall be held in the Prefunding Account uninvested.

         (d) On the Business Day preceding the Mandatory Partial Redemption Date, the Servicer shall instruct the Indenture Trustee in writing to withdraw the Mandatory Partial Redemption Amount from the Prefunding Account and deposit such amount in the Payment Account on such Business Day.

         (e) On the Business Day immediately preceding each Distribution Date following a Collection Period during which amounts are on deposit in the Prefunding Account, the Indenture Trustee shall withdraw the earnings on all investments in the Prefunding Account and deposit such amount in the Payment Account on such Business Day.

         SECTION 4.08. REQUIREMENTS RELATING TO PREFUNDING ACCOUNT.

         The transfer of Prefunded Contracts to the Trust shall be subject to each of, and Prefunded Contracts shall not be transferred to the Trust to the extent such transfer would result in the violation of any of, the following restrictions and limitations, as well as the conditions set forth in Section 2.01(c):

         (a) The period during which Prefunded Contracts may be transferred to the Trust (the "FUNDING PERIOD") shall begin on the Closing Date and end no later than the earliest to occur of: (i) the date on which the balance in the Prefunding Account is less than $2,500.00; (ii) the date on which a Servicer Default or an Indenture Event of Default occurs; or (iii) the close of business on December 31, 1999.

         (b) The aggregate principal amount of the Prefunded Contracts shall not exceed 35% of the principal balance of the Securities offered as of the Closing Date.

         (c) Each of the Prefunded Contracts shall meet the same terms and conditions for eligibility as those of the Funded Contracts; provided, that the terms and conditions for determining the eligibility of a Prefunded Contract may be changed if such changes receive prior approval by the Insurer, with notice given to each Rating Agency.

         (d) The transfer of Prefunded Contracts shall not result in any Security receiving a lower credit rating from a Rating Agency upon termination of the Funding Period than the rating obtained as of the time of the initial issuance of the Securities by the Trust without regard to the Policy.

                                    ARTICLE V

                                   THE SELLER



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         SECTION 5.01. LIABILITY OF SELLER; INDEMNITIES.

         The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

         SECTION 5.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
                       OBLIGATIONS OF, SELLER; CERTAIN LIMITATIONS.

         The Seller shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the corporation formed by such consolidation or into which the Seller has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Seller as an entirety, can lawfully perform the obligations of the Seller hereunder and executes and delivers to the Issuer, the Trust Agent, the Indenture Trustee and the Insurer an agreement in form and substance reasonably satisfactory to the Issuer, the Trust Agent, the Indenture Trustee and the Insurer, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Seller under this Agreement.

         SECTION 5.03. LIMITATION ON LIABILITY OF SELLER AND OTHERS.

         The Seller and any director or officer or employee or agent of the Seller may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 5.04. SELLER NOT TO RESIGN.

         Subject to the provisions of Section 5.02, the Seller shall not resign from the obligations and duties hereby imposed on it as Seller under this Agreement.

         SECTION 5.05. SELLER MAY OWN SECURITIES.

         The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Securities so owned by or pledged to the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes or Certificates, as the case may be.



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                                   ARTICLE VI

                                  THE SERVICER

         SECTION 6.01. LIABILITY OF SERVICER; INDEMNITIES.

         Subject to Section 7.02, the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement. Such obligations shall include the following:

         (a) The Servicer shall defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer, the Custodian, their respective officers, directors, agents and employees, and the Securityholders from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

         (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer, the Custodian (if the Custodian is not the Servicer) and their respective officers, directors, agents and employees from and against any taxes that may at any time be asserted against the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer or the Custodian with respect to the transactions contemplated herein and in the other Basic Documents, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, not including (i) in the case of the Issuer, any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Securities, or (ii) any taxes asserted with respect to ownership of the Contracts, or (iii) any federal or other income taxes arising out of distributions on the Securities) and costs and expenses in defending against the same.

         (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer, the Custodian (if the Custodian is not the Servicer), their respective officers, directors, agents and employees and the Securityholders from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence (other than errors in judgment), willful misfeasance or bad faith of the Servicer or the Seller in the performance of their respective duties under this Agreement.

         (d) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer, the Custodian (if the Custodian is not the Servicer) and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee and the Trust Agent, in the Trust Agreement and, in the case of the Indenture Trustee, in the Indenture, except to the extent that such cost, expense, loss, claim, damage or liability (i) shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer or the Custodian, as the case may be;
(ii) relates to any tax other than the taxes with respect to which either the Servicer shall be required to indemnify the Issuer, the Owner Trustee, the Trust Agent, the Indenture Trustee, the Insurer or the Custodian; or (iii) shall



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arise from the Trust Agent's, the Owner Trustee's or the Indenture Trustee's
breach of any of their respective representations or warranties set forth herein, in the Trust Agreement or in the Indenture.

         (e) In addition to the indemnification obligations set forth above, and without duplication, the Servicer shall indemnify the Owner Trustee, the Trust Agent, each co-trustee and their respective officers, directors, employees, successors, assigns, agents and servants from and against any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever in any way relating to or arising out of the Trust Agreement, the other Basic Documents, the Trust Estate (as defined in the Trust Agreement), the administration of the Trust Estate or the action or inaction of the Owner Trustee, Trust Agent or any co-trustee under the Trust Agreement, except to the extent that such liabilities, obligations, losses, damages, taxes, claims, actions, suits, costs, expenses and disbursements (i) shall be due to the willful misconduct or negligence of the Owner Trustee, the Trust Agent, a co-trustee or such other party seeking indemnification, as the case may be, or (ii) shall arise from the inaccuracy of any representation or warranty contained in Section 7.03 of the Trust Agreement expressly made by the Owner Trustee or the Trust Agent, as the case may be. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 6.01(e), the choice of legal counsel by the Owner Trustee or the Trust Agent, as applicable, shall be subject to the approval of the Servicer, which approval shall not be unreasonably withheld.

         Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this section and the recipient thereafter collects any of such amounts from others, the recipient Person shall promptly repay such amounts to the Servicer, without interest.

         This Section 6.01 shall survive the resignation or removal of the Owner Trustee, the Trust Agent, the Custodian and the Indenture Trustee and the termination of this Agreement, the Trust Agreement and the Indenture.

         SECTION 6.02. CORPORATE EXISTENCE; STATUS AS SERVICER; MERGER.

         (a) The Servicer shall keep in full effect its existence, rights and franchises as a corporation incorporated under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Contract Documents and this Agreement.

         (b) The Servicer shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its assets as an entirety to any Person or engage in any corporate transaction pursuant to which the surviving or successor entity is not Onyx Acceptance Corporation, unless (i) such entity is at least rated investment grade by the Rating Agencies, (ii) the Insurer shall have consented thereto in writing and (iii) such entity executes and delivers to the Issuer, the Indenture Trustee and the Insurer an agreement in form and substance reasonably satisfactory to the Issuer, the Indenture Trustee and the Insurer, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement.



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         SECTION 6.03. PERFORMANCE OF OBLIGATIONS.

         (a) The Servicer shall punctually perform and observe all of its obligations and agreements contained in this Agreement.

         (b) The Servicer shall not take any action, or permit any action to be taken by others, which would excuse any person from any of its covenants or obligations under any of the Contract Documents or under any other instrument included in the Trust Property, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the Contract Documents or any such instrument, except as expressly provided herein and therein.

         SECTION 6.04. SERVICER NOT TO RESIGN; ASSIGNMENT.

         (a) The Servicer shall not resign from the duties and obligations hereby imposed on it except upon determination by its Board of Directors that by reason of change in applicable legal requirements the continued performance by the Servicer of its duties hereunder would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or its financial condition, said determination to be evidenced by a resolution of its Board of Directors to such effect accompanied by an Opinion of Counsel, satisfactory to the Issuer, the Insurer and the Indenture Trustee, to such effect. No such resignation shall become effective unless and until (i) the Indenture Trustee assumes all of the Servicer's obligations under this Agreement or (ii) a new servicer acceptable to the Issuer, the Indenture Trustee and the Insurer is willing to service the Contracts and enters into a servicing agreement with the Issuer, the Indenture Trustee and the Insurer in form and substance substantially similar to this Agreement and satisfactory to the Issuer, the Indenture Trustee and the Insurer, and each Rating Agency confirms that the selection of such new servicer will not result in the qualification, reduction or withdrawal of its then-current rating of each Class of Notes and the Certificates assigned by such Rating Agency. No such resignation by the Servicer shall affect the obligation of the Servicer to repurchase Contracts pursuant to Section 3.07.

         (b) Except as specifically permitted in this Agreement, the Servicer may not assign this Agreement or any of its rights, powers, duties or obligations hereunder; provided that (i) the Servicer may assign this Agreement in connection with a consolidation, merger, conveyance, transfer or lease made in compliance with Section 6.02(b).

         (c) Except as provided in Sections 6.04(a) and (b), the duties and obligations of the Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided in Section 8.01 or the Trust shall have been terminated as provided by the terms of the Trust Agreement, and shall survive the exercise by the Issuer, the Indenture Trustee or the Insurer of any right or remedy under this Agreement, or the enforcement by the Issuer, the Indenture Trustee, any Certificateholder or Noteholder, or the Insurer of any provision of the Notes, the Certificates, the Insurance Agreement or this Agreement.

         (d) The resignation of the Servicer in accordance with this Section shall not affect the rights of the Seller hereunder. If the Servicer resigns pursuant to this Section, its appointment as custodian may be terminated pursuant to Section 2.08.



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         SECTION 6.05. LIMITATION ON LIABILITY OF SERVICER AND OTHERS.

         Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

         Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Contracts in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Securityholders under this Agreement and the other Basic Documents.

                                   ARTICLE VII

                                     DEFAULT

         SECTION 7.01. EVENTS OF DEFAULT.

         If any one of the following events (each, a "SERVICER DEFAULT") shall occur and be continuing:

         (a) any failure by the Servicer to deposit or credit to the Collection Account or the Payahead Account any amount required under this Agreement to be so deposited or credited that shall continue unremedied for a period of three Business Days after written notice of such failure is received by the Servicer from the Issuer, the Indenture Trustee or the Insurer or after discovery of such failure by an officer of the Servicer;

         (b) the Insurer, the Indenture Trustee, the Issuer or the Trust Agent shall not have received a report in accordance with Section 3.09 by the Servicer Report Date with respect to which such report is due;

         (c) any failure on the part of the Seller or the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Seller or the Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the Securityholders, the Insurer, the Issuer, the Owner Trustee or the Indenture Trustee and (ii) continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Seller or the Servicer, as the case may be, by the Insurer, the Issuer, the Owner Trustee or the Indenture Trustee or (B) to the Seller or the Servicer, as the case may be, and to the Issuer and the Indenture Trustee by (1) the



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Holders of Notes, acting together as a single class, evidencing in the aggregate not less than 25% of the outstanding amount of the Notes, or (2) if the Notes have been paid in full, by Certificateholders evidencing not less than 25% of the outstanding Certificate Balance, or (3) so long as no Insurer Default has occurred and is continuing, by the Insurer;

         (d) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer or the Seller in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or the Seller or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Servicer or the Seller and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days;

         (e) the commencement by the Servicer or the Seller of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer or the Seller to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or the Seller or of any substantial part of its property or the making by the Servicer or the Seller of an assignment for the benefit of creditors or the failure by the Servicer or the Seller generally to pay its debts as such debts become due or the taking of corporate action by the Servicer or the Seller in furtherance of any of the foregoing;

         (f) any change of control of the Servicer in violation of the covenant set forth in Section 6.02 hereof;

         (g) any representation, warranty or statement of the Servicer or the Seller made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty as to which Section 2.03 or 3.07 shall be applicable so long as the Servicer or the Seller shall be in compliance with Section 2.03 or 3.07, as the case may be), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Securityholders or the Insurer and, within 30 days after written notice thereof shall have been given to the Servicer or the Seller by the Indenture Trustee or the Issuer or by the Holders of Notes, acting together as a single class, evidencing in the aggregate not less than 25% of the outstanding amount of the Notes, or, if the outstanding amount of the Notes has been reduced to zero, the Certificateholders evidencing in the aggregate not less than 25% of the outstanding Certificate Balance or, so long as no Insurer Default has occurred and is continuing, by the Insurer, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

         (h) a Trigger Event (as defined in the Insurance Agreement) shall have occurred;

then and in each and every case, so long as such Servicer Default shall not have been remedied, either (i) the Insurer, provided no Insurer Default has occurred and is continuing or (ii) if an Insurer Default has occurred and is continuing
(a) if the Notes have not been paid in full, the holders of



                                      -72-
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Notes evidencing not less than 25% of the outstanding principal amount of the
Notes, acting together as a single class or the Indenture Trustee acting on behalf of the Noteholders, and not the Seller or the Certificateholders or (b) if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, the Holders of Certificates evidencing not less than 25% of the outstanding Certificate Balance, by notice then given in writing to the Servicer (and to the Insurer, the Indenture Trustee and the Issuer if given by the Noteholders or the Certificateholders) may terminate all the rights and obligations of the Servicer under this Agreement. Upon such termination, termination of the Servicer as custodian, if the Servicer is acting as such, can be made pursuant to Section 2.08. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates, the Contracts or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under Section 7.02; and, without limitation, the Indenture Trustee and the Issuer are hereby authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Contracts and related documents, or otherwise. The Servicer shall cooperate with the Indenture Trustee and the Issuer in effecting the termination of the responsibilities and rights of the Servicer under this Agreement, including the transfer to the Indenture Trustee for administration by it of all cash amounts that (i) shall at the time be held by the Servicer for deposit in, or shall have been deposited by the Servicer in, the Collection Account or Payahead Account or (ii) shall thereafter be received by it with respect to any Contract.

         Notwithstanding the foregoing, in the event that Onyx is not the Servicer, then all references to the Seller in this Section 7.01 shall be of no force and effect, and no act of Seller shall constitute a Servicer Default hereunder.

         SECTION 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

         Upon the termination of the Servicer by the Insurer pursuant to Section
7.01 or resignation of the Servicer pursuant to Section 6.04, the Insurer shall appoint a successor servicer ("SUCCESSOR SERVICER"). Upon the termination of the Servicer by the Indenture Trustee, the Noteholders or the Certificateholders pursuant to Section 7.01, or upon the resignation of the Servicer pursuant to
Section 6.04 in the event that the Insurer is not entitled to appoint a successor servicer by operation of Section 9.08, (i) if the Notes have not been paid in full, the Indenture Trustee shall be the Successor Servicer, and (ii) if the Notes have been paid in full, the Owner Trustee, acting at the direction of the Holders of Certificates evidencing not less than 51% of the outstanding Certificate Balance, shall appoint a Successor Servicer. The Successor Servicer shall succeed to all the responsibilities, duties and liabilities of the Servicer under this Agreement, except that such Successor Servicer shall not be obligated to purchase Contracts pursuant to Section 3.07. If the Indenture Trustee acts as Successor Servicer, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination shall have been given. Notwithstanding the foregoing, if the Notes have not been paid in full, the Indenture Trustee may, if it shall be unwilling to act, or shall, if it shall be legally unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established financial institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of automotive retail installment sales contracts, as the successor to the Servicer under this Agreement. Pending



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appointment of any such Successor Servicer, the Indenture Trustee shall act in such capacity as provided above. In connection with such appointment, the Indenture Trustee or any other Successor Servicer may make such arrangements for the compensation of such successor out of payments on Contracts as it, the Insurer and such successor shall agree; provided, however, (i) that such amount shall equal the product of a fixed percentage rate and the Principal Balance, as of the commencement of each Collection Period, of each Contract and (ii) that no such compensation shall be in excess of that previously permitted the Servicer under this Agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         SECTION 7.03. NOTIFICATION TO NOTEHOLDERS AND CERTIFICATEHOLDERS.

         Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article, the Trust Agent shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, and the Indenture Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register.

         SECTION 7.04. WAIVER OF PAST DEFAULTS.

         Upon the occurrence of a Servicer Default, unless an Insurer Default shall have occurred and be continuing, the Insurer, and only the Insurer, may waive any default by the Servicer or the Seller, as the case may be, in the performance of its obligations under this Agreement except a Servicer Default in making any required deposits to or payment from the Trust Accounts in accordance with this Agreement. Upon the occurrence of a Servicer Default, if an Insurer Default has occurred and is continuing, (i) the Holders of Notes evidencing not less than 51% of the outstanding principal amount of the Notes, on behalf of all Securityholders, or (ii) if all the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, Holders of Certificates evidencing not less than 25% of the outstanding Certificate Balance, on behalf of all of the Certificateholders, shall have the right to waive any default by the Servicer or the Seller, as the case may be, in the performance of its obligations under this Agreement except a Servicer Default in making any required deposits to or payment from the Trust Accounts in accordance with this Agreement. A Servicer Default in making any required deposits to or payment from the Trust Accounts in accordance with this Agreement may only be waived with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing) and Holders evidencing 100% of the outstanding principal amount of the Notes or, if the Notes have been paid in full, Holders of Certificates evidencing 100% of the outstanding Certificate Balance. No such waiver shall impair the Insurer's or the Securityholders' rights with respect to subsequent defaults.

         SECTION 7.05. INSURER DIRECTION OF INSOLVENCY PROCEEDINGS.

         The Indenture Trustee, upon the actual knowledge of a Responsible Officer of the Indenture Trustee, shall promptly notify the Insurer of (i) the commencement of any of the events or proceedings (individually, an "INSOLVENCY PROCEEDING") described in the Section 7.01(d) or 7.01(e) hereof and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "PREFERENCE CLAIM") of any payment of principal of, or interest on, any Notes or Certificates. Any Preference Amounts paid by the Insurer shall be reimbursed to the Insurer as provided in Section 4.03(a) and 4.04(b). Each Noteholder, by its



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

purchase of Notes, each Certificateholder, by its purchase of Certificates, the Owner Trustee, the Trust Agent and the Indenture Trustee hereby agree that, so long as no Insurer Default has occurred and is continuing, the Insurer may at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim and (iii) the posting of any surety or performance bond pending any such appeal. The Insurer shall be subrogated to the rights of the Indenture Trustee, the Owner Trustee, the Trust Agent and each Securityholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Insolvency Proceeding.

                                  ARTICLE VIII

                                   TERMINATION

         SECTION 8.01. OPTIONAL PURCHASE OF ALL CONTRACTS; SATISFACTION AND
                       DISCHARGE OF THE INDENTURE.

         (a) On each Distribution Date as of which the Pool Balance is 10% or less of the Original Pool Balance, the Servicer shall have the option to purchase the remaining Contracts from the Trust. Notice of the exercise of such option shall be given by the Servicer to the Issuer, the Trust Agent, the Indenture Trustee and the Insurer not later than the 10th day prior to the specified Distribution Date and not earlier than the 15th day of the month prior to the month of the specified Distribution Date. To exercise such option, the Servicer shall pay to the Indenture Trustee for the benefit of the Securityholders, by deposit in the Collection Account on the Business Day immediately preceding the related Distribution Date, the greater of (i) the sum of (x) the Pool Balance on the date of repurchase plus (y) accrued and unpaid interest on the Contracts and (ii) the sum of (x) the aggregate unpaid principal amount of the Securities plus (y) accrued and unpaid interest thereon plus (z) all amounts due to the Insurer under the Insurance Agreement. Such purchase shall be deemed to have occurred on the last day of the related Collection Period.

         (b) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Trust Agent, the Insurer and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof. Such notice shall conform to the notice described in Section 9.01(c) of the Trust Agreement.

         (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee and, on its behalf, the Trust Agent, will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement; provided, however, that the Indenture Trustee shall continue to make claims under the Policy as provided herein.

         SECTION 8.02. TRANSFER TO THE INSURER.

         If (i) there are one or more Outstanding Contracts at the end of the Collection Period ending immediately prior to the Certificate Final Scheduled Distribution Date and (ii) an amount sufficient to pay the Certificate Distributable Amount on the Certificate Final Scheduled Distribution Date has been deposited with the Indenture Trustee by the Insurer for the benefit of the Certificateholders, then on the Certificate Final Scheduled Distribution Date the Certificates shall be deemed to be transferred by the Certificateholders to the Insurer or its designee as purchaser thereof at the opening of business on the Certificate Final Scheduled Distribution Date and the Owner Trustee, on behalf of the Trust, shall execute, and the Trust Agent shall authenticate and deliver to the Insurer or its designee, in the name of the Insurer or its designee, as the case may be, a new Certificate evidencing the entire Certificate Balance. Such new Certificate shall have the same terms as the Certificates deemed transferred by the Certificateholders. No service charge shall be made for the issuance of such Certificate to the Insurer or its designee, but the Owner Trustee or Trust Agent may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith. Such transfer shall not diminish or restrict the Insurer's rights hereunder or under the Insurance Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.01. AMENDMENT.

         (a) This Agreement may be amended by the Issuer, the Seller, the Servicer, the Indenture Trustee and the Trust Agent, collectively, with the prior written consent of the Insurer, but without the consent of any Securityholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein, or to make any other provisions with respect to matters or questions arising under this Agreement which are not inconsistent with the provisions of this Agreement; provided, however, that any such action shall not materially and adversely affect the interests of any Securityholder; and provided, further, that any such amendment shall be deemed not to materially and adversely affect the interests of any Securityholder if the Person requesting the amendment obtains a letter or confirmation from each Rating Agency to the effect that such amendment would not result in a downgrading or withdrawal of the ratings then assigned to the applicable Securities by such Rating Agency.

         (b) This Agreement may also be amended by the Issuer, the Seller, the Servicer, the Indenture Trustee and the Trust Agent, with the consent of the Insurer and (i) for so long as any Notes are outstanding, the Holders of Notes evidencing in the aggregate not less than 51% of the principal amount of the Notes then outstanding, acting together as a single class or (ii) if the Notes have been paid in full, the Holders of Certificates evidencing not less than 51% of the outstanding Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions that shall be required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the outstanding amount of the Notes the Holders of which are required to consent to any such amendment, without the consent of all affected Noteholders and Certificateholders.

         (c) Promptly after the execution of any such amendment or consent, the Trust Agent and the Indenture Trustee, as the case may be, shall furnish the written notification of the substance of such amendment or consent to each Certificateholder and Noteholder, respectively.

         (d) It shall not be necessary for the consent of Noteholders and Certificateholders pursuant to Section 9.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholders of the execution thereof shall be subject to such reasonable requirements as the Trust Agent or the Indenture Trustee may prescribe. Any consent by a Securityholder to an amendment of the Agreement shall be conclusive and binding on such Securityholder and upon all future Securityholders of such Security and of any Security issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Security.

         (e) The Trust Agent and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trust Agent's or the Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise and any such amendment shall be unenforceable in its entirety absent the execution of such amendment by the Trust Agent and the Indenture Trustee.

         SECTION 9.02. PROTECTION OF TITLE TO TRUST.

         (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer, the Securityholders, the Indenture Trustee, the Trust Agent and the Insurer in the Contracts and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Trust Agent and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 9.02(a) seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Insurer, the Trust Agent and the Indenture Trustee at least 60 days' prior written notice thereof.

         (c) The Seller and the Servicer shall give the Insurer, the Trust Agent and the Indenture Trustee at least 60 days' prior written notice of any relocation of the principal executive office of the Seller and the Servicer if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

         (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Contract and the amounts from time to time deposited in or credited to the Collection Account and the Payahead Account in respect of such Contract.

         (e) The Servicer shall maintain or cause to be maintained its computer systems so that, from and after the time of sale under this Agreement of the Contracts to the Issuer, the Servicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly the interest of the Issuer and the Indenture Trustee in such Contract and that such Contract is owned by the Issuer and has been pledged to the Indenture Trustee.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive retail installment sales contracts or installment loan agreements to any prospective purchaser, lender or other transferee, the Servicer shall give or cause to be given to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Contract, shall indicate clearly that such Contract has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Servicer shall permit the Owner Trustee, the Trust Agent, the Indenture Trustee and the Insurer and their respective agents, at any time during normal business hours, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Contract.

         (h) Upon request, the Servicer shall furnish to the Owner Trustee, the Trust Agent, the Indenture Trustee and the Insurer, within five Business Days, a list of all Contracts then held as part of the Trust Property, together with a reconciliation of such list to the Schedule of Contracts and to each of the Distribution Date Statements furnished before such request indicating removal of Contracts from the Trust.

         (i) The Servicer shall deliver to the Trust Agent, the Indenture Trustee and the Insurer:

                           (i) promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Contracts, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                           (ii) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Closing Date an Opinion of Counsel, dated as of a date during such 90-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the

                                    Contracts, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or
                                    (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         (j) The Seller shall, to the extent required by applicable law, cause the Certificates and the Notes to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended, within the time periods specified in such sections.

         (k) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterpart shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         SECTION 9.03. GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT THAT THE DUTIES OF THE TRUST AGENT AND THE INDENTURE TRUSTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 9.04. NOTICES.

         All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt in the case of

                           (i) the Seller, at 27051 Towne Centre Drive, Suite 200, Foothill Ranch, CA 92610,
                                    Attention: John W. Hall, President,
                                    facsimile (949) 465- 3530;

                           (ii) the Servicer, at 27051 Towne Centre Drive, Suite 100, Foothill Ranch, CA 92610,
                                    Attention: Don P. Duffy, Executive Vice
                                    President, facsimile (949) 465-3992;

                           (iii) the Insurer, at 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management, Structured Finance, facsimile
                                    (914) 765-3163;

                           (iv) the Issuer or the Owner Trustee, at the Owner Trustee Corporate Trust Office (with, in the case of the Issuer, a copy to the Seller);

                           (v)      the Trust Agent, at the Trust Agent Office;

                           (vi) the Indenture Trustee, at the Corporate Trust Office;

                           (vii) Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007;

                           (viii) Standard & Poor's, to Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department; and

                           (ix)     the Custodian, to Onyx Acceptance
                                    Corporation, 27051 Towne Centre Drive, Suite
                                    100, Foothill Ranch, CA 92610, Attention:
                                    Don P. Duffy, Executive Vice President,
                                    facsimile (949) 465-3992.

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties. Any notice required or permitted to be to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register or the Certificate Register, as the case may be. Any notice so mailed within the time prescribed herein shall be conclusively presumed to have been duly given, whether or not such Securityholder shall receive such notice.

         SECTION 9.05. SEVERABILITY OF PROVISIONS.

          If the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

         SECTION 9.06. ASSIGNMENT.

         Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.02 and 6.02, neither the Seller nor the Servicer may transfer or assign all, or a portion of, its rights, obligations and duties under this Agreement unless such transfer or assignment (i) (A) will not result in a reduction or withdrawal by any Rating Agency of the rating then assigned by it to the Certificates or the Notes and (B) the Issuer, the Indenture Trustee and the Insurer have consented to such transfer or assignment, or (ii) the Insurer, the Issuer, the Indenture Trustee and Holders of Notes of each Class evidencing not less than 51% of the outstanding amount of Notes of such Class and Certificateholders evidencing not less than 51% of the Certificate Balance consent thereto. Any transfer or assignment with respect to the Servicer of all of its rights, obligations and duties will not become effective until a Successor Servicer has assumed the Servicer's rights, duties and obligations under this Agreement. In the event of a transfer or assignment pursuant to clause (ii) above, each Rating Agency shall be provided with notice of such transfer or assignment.

         SECTION 9.07. THIRD PARTY BENEFICIARIES.

         Except as otherwise specifically provided herein, the parties to this Agreement hereby manifest their intent that no third parties other than the Insurer and, solely for the purposes of Section 6.01, the Owner Trustee and the Trust Agent, shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

         SECTION 9.08. CERTAIN MATTERS RELATING TO THE INSURER.

         So long as an Insurer Default shall not have occurred and be continuing, the Insurer shall have the right to exercise all rights, including voting rights, which the Noteholders or Certificateholders are entitled to exercise pursuant to this Agreement, without any consent of such Noteholders or Certificateholders; provided, however, that without the consent of each Noteholder, Certificateholder or Residual Interestholder affected thereby, the Insurer shall not exercise such rights to amend this Agreement in any manner that would (i) reduce the amount of, or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Note, Certificate or Residual Interest Instrument, (ii) adversely affect in any material respect the interests of the Holders of any Notes, Certificates or Residual Interest Instruments or (iii) alter the rights of any such Holder to consent to such amendment.

         Notwithstanding any provision in this Agreement to the contrary, for so long as an Insurer Default shall have occurred and be continuing, the Insurer shall not have the right to take any action under this Agreement or to control or direct the actions of the Trust, the Seller, the Indenture Trustee, the Servicer or the Trust Agent pursuant to the terms of this Agreement, nor shall the consent of the Insurer be required with respect to any action (or waiver of a right to take action) to be taken by the Trust, the Seller, the Indenture Trustee, the Servicer, the Trust Agent or the Holders of the Notes or the Certificates; provided, that the consent of the Insurer shall be required at all times with respect to any amendment of this Agreement.

         SECTION 9.09. HEADINGS.

         The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 9.10.     ASSIGNMENT BY ISSUER.

         The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and the Insurer of all right, title and interest of the Issuer in, to and under the Contracts and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         SECTION 9.11. LIMITATION OF LIABILITY OF OWNER TRUSTEE.

         Notwithstanding anything contained herein to the contrary, this instrument has been executed by Bankers Trust (Delaware) not in its individual capacity but in its capacity as Owner Trustee of the Issuer and by The Chase Manhattan Bank not in its individual capacity but in its capacity as Indenture Trustee and Trust Agent, and in no event shall Bankers Trust (Delaware) in its individual capacity, The Chase Manhattan Bank in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                             ONYX ACCEPTANCE OWNER TRUST 1999-D
                             as Issuer

                             By: Bankers Trust (Delaware), not in its individual
                                 capacity but solely as Owner Trustee


                             By:    /s/ PETER BECKER
                                   ----------------------------
                             Name:  Peter Becker
                                   ----------------------------
                             Title: Attorney-in-Fact
                                   ----------------------------


                             ONYX ACCEPTANCE FINANCIAL
                             CORPORATION, as Seller


                             By:  /s/ MICHAEL A. KRAHELSKI
                                  -----------------------------
                                  Michael A. Krahelski
                                  Senior Vice President


                             ONYX ACCEPTANCE CORPORATION, as Servicer and Custodian


                             By:  /s/ DON P. DUFFY
                                  ------------------------------
                                  Don P. Duffy
                                  Executive Vice President and
                                  Chief Financial Officer

                             THE CHASE MANHATTAN BANK, not in its
                             individual capacity but solely as Indenture
                             Trustee and as Trust Agent


                             By:    /s/ KRISTEN DRISCOLL
                                    -----------------------------
                             Name:  Kristen Driscoll
                                    -----------------------------
                             Title: Trust Officer
                                    -----------------------------

                                  SCHEDULE I-A

                          SCHEDULE OF INITIAL CONTRACTS

                              [Begins on Next Page]

                                  SCHEDULE I-B

                        SCHEDULE OF SUBSEQUENT CONTRACTS

                              [Begins on Next Page]

                                   SCHEDULE II

                 LOCATION AND ACCOUNT NUMBERS OF TRUST ACCOUNTS

                              [Begins on Next Page]

                                    EXHIBIT A

                        FORM OF APPOINTMENT OF CUSTODIAN


[Name and address of Custodian]


         Re:  Onyx Acceptance Owner Trust 1999-D
              Auto Loan Backed Securities, Series 1999-D

Dear Sirs:

         Reference is hereby made to the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of October 1, 1999 by and among Onyx Acceptance Owner Trust 1999-D, as Issuer (the "Issuer"), Onyx Acceptance Corporation, Onyx Acceptance Financial Corporation and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee") and Trust Agent ("Trust Agent"). Terms used herein which are defined in the Sale and Servicing Agreement have the respective meanings set forth in the Sale and Servicing Agreement .

         You are revocably appointed as the agent of and bailee for the Indenture Trustee to act as custodian, in accordance with the terms and provisions of the Sale and Servicing Agreement, of the Contract Documents relating to each Contract and the related Obligor and Financed Vehicle. Please acknowledge your acceptance of such appointment and your agreement to act as custodian in accordance with the terms and provisions of the Sale and Servicing Agreement by signing below in the space indicated therefor.

         By accepting such appointment you acknowledge that (i) the Indenture Trustee (if the Notes have not been paid in full and the Indenture has not been satisfied and discharged) and the Issuer or (ii) the Insurer, may terminate such appointment at any time, with or without cause, by written notice to you.

                                   Very truly yours,

                                   THE CHASE MANHATTAN BANK,
                                   not in its individual capacity, but solely as Indenture Trustee


                                   By: _________________________________________
                                   Name:
                                   Title:

                                   ONYX ACCEPTANCE OWNER TRUST 1999-D

                                   By:  Bankers Trust (Delaware),
                                        not in its individual capacity,
                                        but solely as Owner Trustee


                                        By: ____________________________________
                                        Name:
                                        Title:




ACCEPTED AND AGREED:

[Name of Custodian]



By: _____________________________
Name:
Title:


MBIA Insurance Corporation



By: _____________________________
Name:
Title:

                                    EXHIBIT B

                                 FORM OF POLICY

                              [Begins on Next Page]

                                   EXHIBIT C-1

                          FORM OF TRANSFER CERTIFICATE

         The Transfer Certificate, dated as of _________, 1999, is delivered pursuant to Section 2.01(c) of the Sale and Servicing Agreement dated as of October 1, 1999 (the "AGREEMENT") between Onyx Acceptance Owner Trust 1999-D, as Issuer (the "ISSUER"), Onyx Acceptance Financial Corporation, as Seller (the "SELLER"), Onyx Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and as Trust Agent (the "INDENTURE TRUSTEE"). Terms used in this Transfer Certificate which are not defined herein have meanings assigned to such terms in the Agreement.

         I, __________________, the ____________ of the Seller, do hereby certify:

         1. Attached hereto as Schedule I is a list of Prefunded Contracts setting forth the Contract Number, Date of Origination, Maturity Date, Monthly P&I, Original Principal Balance, Outstanding Principal Balance and APR for each such Prefunded Contract. Such Schedule I is a list of Prefunded Contracts referred to in the definition of "Schedule of Contracts" in the Agreement, and is deemed incorporated into and made a part thereof. Such Prefunded Contracts have an aggregate Outstanding Principal Balance of $________________, and all Contract Documents relating thereto have been delivered to the Custodian as of the date hereof. The Prefunding Cut-Off Date with respect to the Prefunded Contracts transferred on the date hereof is _____________, 1999.

         2. The aggregate Outstanding Principal Balance of all Prefunded Contracts as of their respective Prefunding Cut-Off Dates delivered to the Custodian, on behalf of the Indenture Trustee, pursuant to this Transfer Certificate and each Transfer Certificate delivered up to the date hereof and after the Closing Date is $_________, which amount is less than or equal to the Prefunded Amount.

         3. Each of the conditions set forth in Sections 2.01(c) and 4.08 of the Agreement has been met as of this Prefunding Transfer Date.

         4. The representations and warranties as set forth in Section 2.02(a) and (d) of the Agreement with respect to the Seller and the Prefunded Contracts delivered hereunder are true and correct as of this Prefunding Transfer Date.

         Please transfer immediately available funds by 4:00 New York time today in the amount of $___________________ to Seller in accordance with the wire instructions below.

         IN WITNESS WHEREOF, the undersigned has caused this Transfer Certificate to be delivered to the Issuer, the Indenture Trustee and the Insurer as of the date first above written.

                                       ONYX ACCEPTANCE FINANCIAL CORPORATION



                                       By: _____________________________________
                                          Name:
                                          Office:

Wiring Instructions:

         Beneficiary:

         ____________:     ___________________________________
                           ___________________________________
                           ___________________________________

         ABA:              ___________________________________
         Bank Acct. #      ___________________________________
         $ Amount:         ___________________________________
         Notation:         Proceeds from 1999-D Owner Trust Prefunding Account


Consented to and agreed to (if the balance in the Prefunding Account prior to the Prefunding Transfer Date to which this certificate relates exceeds $30,000,000).

MBIA Insurance Corporation

                                   EXHIBIT C-2

                   FORM OF PREFUNDING CLOSING DATE CERTIFICATE

         This Prefunding Closing Date Certificate, dated as of _________, 1999, is delivered pursuant to Section 2.01(j) of the Sale and Servicing Agreement dated as of October 1, 1999 (the "AGREEMENT") between Onyx Acceptance Owner Trust 1999-D, as Issuer, Onyx Acceptance Financial Corporation, as Seller (the "SELLER"), Onyx Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and as Trust Agent (the "INDENTURE TRUSTEE"). Terms used in this Prefunding Closing Date Certificate which are not defined herein have meanings assigned to such terms in the Agreement.

         I, __________________, the ____________ of the Seller, do hereby certify:

         1. All Contract Documents relating to the Prefunded Contracts have been delivered to the Custodian, on behalf of the Indenture Trustee, on or before the date hereof.

         2. The aggregate Outstanding Principal Balance of all Prefunded Contracts as of their respective Prefunding Transfer Dates conveyed to the Issuer and pledged to the Indenture Trustee, as described in the Prefunding Transfer Certificates delivered on and after the Closing Date up to the date hereof, is $_________, which amount is less than or equal to the original Prefunded Amount.

         3. Each of the conditions set forth in Section 2.01(j) of the Agreement has been met as of the Prefunding Closing Date and each of the conditions set forth in Sections 2.01(c) and 4.08 of the Agreement was met as of each Prefunding Transfer Date.

         IN WITNESS WHEREOF, the undersigned has caused this Prefunding Closing Date Certificate to be delivered to each Rating Agency, the Insurer and the Indenture Trustee as of the date first above written.

                                       ONYX ACCEPTANCE FINANCIAL CORPORATION



                                       By: _____________________________________
                                          Name:
                                          Office: